Multi-Fund (Reg. TM) 5
Lincoln National Variable Annuity Account C Individual Variable Annuity
Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-4LINCOLN (454-6265)
www.LincolnFinancial.com
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount or a combination of both. If you die before the Annuity Commencement Date, we will pay your Beneficiary a Death Benefit. In the alternative, you generally may choose to receive a Death Benefit upon the death of the Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. You should refer to your contract for these state-specific features. Please check with your registered representative regarding their availability.

The minimum initial Purchase Payment for the contract is $25,000. Additional Purchase Payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Purchase Payments allocated to any Subaccount or to the fixed side of the contract must be at least $300.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account.

All Purchase Payments, any applicable Bonus Credits and Persistency Credits, for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

When you purchase your contract, you must choose one of the following contract options, each of which has different mortality and expense risk charges and surrender charges:

1. Contract Value Death Benefit; or

2. Enhanced Guaranteed Minimum Death Benefit (EGMDB).

As of June 30, 2009, the EGMDB with Bonus Credit option and the EEB Rider with Bonus Credit option previously offered under this contract are no longer available for purchase.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I):
     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*

AllianceBernstein Variable Products Series Fund:
   AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) AllianceBernstein VPS International Value Portfolio (Class B)*
   AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)

American Century Variable Portfolios II, Inc. (Class II):
     American Century Investments VP Inflation Protection Fund

American Funds Insurance Series (Reg. TM) (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust:
   Delaware VIP (Reg. TM) Limited-Term Diversified Income (Service Class)
     Delaware VIP (Reg. TM) Diversified Income Series (Service Class) Delaware VIP (Reg. TM) Emerging Markets Series (Service Class) Delaware VIP (Reg. TM) REIT Series (Standard Class)
     Delaware VIP (Reg. TM) Small Cap Value Series (Service Class) Delaware VIP (Reg. TM) Smid Cap Growth Series (Standard Class) Delaware VIP (Reg. TM) U.S. Growth Series (Service Class)
     Delaware VIP (Reg. TM) Value Series (Standard Class)

DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP Portfolio*, **
     DWS Small Cap Index VIP Portfolio*

DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products:
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio (Service Class) Fidelity (Reg. TM) Growth Portfolio (Service Class)
     Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)

Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund*

Janus Aspen Series (Institutional Class):
     Janus Aspen Global Research Portfolio*
     (formerly Janus Aspen Worldwide Portfolio)

Lincoln Variable Insurance Products Trust:
     LVIP Baron Growth Opportunities Fund (Service Class)
     LVIP BlackRock Equity Dividend RPM Fund (Standard Class)
     (formerly LVIP Wells Fargo Intrinsic Value Fund)
     LVIP Capital Growth Fund (Service Class)
     LVIP Clarion Global Real Estate Fund (Service Class)
     (formerly LVIP Cohen & Steers Global Real Estate Fund)
   LVIP Columbia Small-Mid Cap Growth RPM Fund (Service Class)
     (formerly LVIP Turner Mid-Cap Growth Fund)
     LVIP Delaware Bond Fund (Standard Class)
     LVIP Delaware Diversified Floating Rate Fund (Service Class)
   LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard
    Class)
   LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund (Standard
    Class)
   LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund (Standard
    Class)
     LVIP Delaware Growth and Income Fund (Standard Class)
     LVIP Delaware Social Awareness Fund (Standard Class)
     LVIP Delaware Special Opportunities Fund (Standard Class)

     LVIP Global Income Fund (Service Class)
     LVIP JPMorgan Mid Cap Value RPM Fund (Service Class)
     (formerly LVIP Columbia Value Opportunities Fund)
     LVIP MFS International Growth Fund (Service Class)
     LVIP MFS Value Fund (Service Class)
     LVIP Mid-Cap Value Fund (Service Class)
     LVIP Mondrian International Value Fund (Standard Class)
     LVIP Money Market Fund (Standard Class)
     LVIP SSgA Bond Index Fund (Service Class)
     LVIP SSgA Developed International 150 Fund (Service Class)
     LVIP SSgA Emerging Markets 100 Fund (Service Class)
   LVIP SSgA Global Tactical Allocation RPM Fund (Service Class)
     (formerly LVIP SSgA Global Tactical Allocation Fund)
     LVIP SSgA International Index Fund (Service Class)
     LVIP SSgA Large Cap 100 Fund (Service Class)
     LVIP SSgA Small-Mid Cap 200 Fund (Service Class)
     LVIP SSgA S&P 500 Index Fund (Standard Class)***
     LVIP SSgA Small-Cap Index Fund (Service Class)
     LVIP T. Rowe Price Growth Stock Fund (Service Class)
   LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class)
     LVIP Templeton Growth RPM Fund (Service Class)
     (formerly LVIP Templeton Growth Fund)
     LVIP UBS Large Cap Growth RPM Fund (Standard Class)
     (formerly LVIP Janus Capital Appreciation Fund)
     LVIP Protected Profile 2010 Fund (Service Class)*
     LVIP Protected Profile 2020 Fund (Service Class)*
     LVIP Protected Profile 2030 Fund (Service Class)*
     LVIP Protected Profile 2040 Fund (Service Class)*
     LVIP Protected Profile Conservative Fund (Service Class)
     LVIP Protected Profile Growth Fund (Service Class)
     LVIP Protected Profile Moderate Fund (Service Class)

MFS (Reg. TM) Variable Insurance TrustSM (Initial Class):
     MFS (Reg. TM) Core Equity Series*
     MFS (Reg. TM) Total Return Series
     MFS (Reg. TM) Utilities Series

Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*, **
     Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio*

PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio

Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*

Wells Fargo Variable Trust Funds (Class 2):
     Advantage Intrinsic Value Fund
     Advantage Omega Growth Fund
     Advantage Small Cap Growth Fund

* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

**It is currently anticipated that on or about May 17, 2013, we will close and replace these investment options. See the Description of the Funds section for further information.

*** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-4LINCOLN (454-6265). The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2013

Table of Contents



Item                                                          Page
Special Terms                                                   5
Expense Tables                                                  8
Summary of Common Questions                                    12
The Lincoln National Life Insurance Company                    15
Variable Annuity Account (VAA)                                 16
Investments of the Variable Annuity Account                    16
Charges and Other Deductions                                   22
The Contracts                                                  31
 Purchase Payments                                             32
 Bonus Credits                                                 32
 Persistency Credits                                           33
 Transfers On or Before the Annuity Commencement Date          34
 Surrenders and Withdrawals                                    37
 Death Benefit                                                 38
 Investment Requirements                                       42
 Living Benefit Riders                                         47
 Lincoln Lifetime IncomeSM Advantage 2.0                       47
 Lincoln Lifetime IncomeSM Advantage                           57
 Lincoln SmartSecurity (Reg. TM) Advantage                     66
 i4LIFE (Reg. TM) Advantage                                    71
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     76
 4LATER (Reg. TM) Advantage                                    82
Annuity Payouts                                                86
 Fixed Side of the Contract                                    94
Distribution of the Contracts                                  95
Federal Tax Matters                                            96
Additional Information                                        101
 Voting Rights                                                101
 Return Privilege                                             102
 Other Information                                            102
Legal Proceedings                                             103
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C               104
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly Scheduled Payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Bonus credit - The additional amount credited to the contract for each purchase payment, if you elect a contract option that offers bonus credits.

Contract option - The type of contract you choose at the time of purchase. Four types of contract options are offered under the contract: (1) Contract Value Death Benefit; (2) EGMDB; (3) EGMDB with Bonus Credit; and (4) EEB rider with Bonus Credit.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

Fee-based financial plan - A wrap account, managed account or other investment program whereby the contractowner pays the investment firm/professional directly for services. Different charges and expenses apply to contracts purchased as part of a fee-based financial plan.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain Contractowners.

Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An Annuity Payout option which combines periodic variable Regular Income Payments for life and a Death Benefit with the ability to make withdrawals during a defined period, the Access Period.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value.

Lincoln SmartIncomeSM Inflation-A fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent Purchase Payments and step-ups.

Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Persistency Credit - The additional amount credited to the contract after the seventh contract anniversary, if you elect a contract option that offers Bonus Credits.

Purchase Payments-Amounts paid into the contract other than any applicable Bonus Credits and Persistency Credits.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, Annuity Payouts for the life of the Annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Secondary Life-Under i4LIFE (Reg. TM) Advantage, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.



                      Contractowner Transaction Expenses



 Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):1   8.0%

1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.





The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.



                    Periodic Charges for the Base Contract



                                                                                                Fee-based contracts
 Separate Account Annual Expenses (as a percentage of average daily net assets in the
 Subaccounts):
 Contract Value Death Benefit
  Mortality and Expense Risk Charge                                                     0.85%          0.50%
  Administrative Charge                                                                 0.15%          0.15%
  Total Separate Account Expenses                                                       1.00%          0.65%
 EGMDB
  Mortality and Expense Risk Charge                                                     1.15%          0.80%
  Administrative Charge                                                                 0.15%          0.15%
  Total Separate Account Expenses                                                       1.30%          0.95%
 EGMDB with Bonus Credit1
  Mortality and Expense Risk Charge                                                     1.60%           N/A
  Administrative Charge                                                                 0.15%           N/A
  Total Separate Account Expenses                                                       1.75%           N/A
 EEB with Bonus Credit1
  Mortality and Expense Risk Charge                                                     1.80%           N/A
  Administrative Charge                                                                 0.15%           N/A
  Total Separate Account Expenses                                                       1.95%           N/A

1 As of June 30, 2009, this contract option is no longer available for purchase.

                    Optional Living Benefit Riders are available as set forth below.




Optional Living Benefit Rider Charges - Other Than i4LIFE (Reg. TM) Advantage:
Only one Living Benefit rider may be elected from this grouping. These charges are added to the
charges for the base contract.                                                             Single Life   Joint Life
 Lincoln Lifetime IncomeSM Advantage 2.0:1
  Guaranteed Maximum Charge                                                                  2.00%         2.00%
  Current Charge                                                                             1.05%         1.25%
 Lincoln Lifetime IncomeSM Advantage:2
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.90%         0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus                             0.15%         0.15%
 Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:3
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.85%         1.00%
 Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:3
  Guaranteed Maximum Charge                                                                  0.95%          N/A
  Current Charge                                                                             0.85%          N/A
 4LATER (Reg. TM) Advantage:4
  Guaranteed Maximum Charge                                                                  1.50%          N/A
  Current Charge                                                                             0.65%          N/A

1 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these charges to the Income Base. This charge is deducted from the Contract Value on a quarterly basis. This rider is not available for Contractowners who have purchased a Bonus Credit contract option. This rider is not available for sale after April 2, 2012.

2 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010 (or later in some states), these riders are no longer available for sale. As of June 30, 2009, this rider is not available for Contractowners who have purchased a Bonus Credit contract option.

3 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. As of June 30, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is not available for Contractowners who have purchased a Bonus Credit contract option. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

4 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage charge for further information. As of June 30, 2009, this rider is not available for Contractowners who have purchased a Bonus Credit contract option. This rider is not available for sale after July 16, 2012.





Optional Living Benefit Rider Charges - i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage can be elected with or without one of the following Guaranteed Income Benefits. It cannot be elected with any other Living Benefit rider except as set forth below.



i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit (version 4):*            Fee-Based Contracts   Bonus Credit Options
 Account Value Death Benefit                                                 1.30%          0.95%                  1.75%
 Enhanced Guaranteed Minimum Death Benefit (EGMDB)                           1.65%          1.30%                  2.10%


* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information.

    i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):*        Fee-Based Contracts
                                                      Single Life   Joint Life   Single Life   Joint Life
 Account Value Death Benefit
  Guaranteed Maximum Charge                             3.30%         3.30%        2.95%         2.95%
  Current Charge                                        1.95%         2.15%        1.60%         1.80%
 Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                             3.65%         3.65%        3.30%         3.30%
  Current Charge                                        2.30%         2.50%        1.95%         2.15%


* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option, with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information. This option is not available for Contractowners with a Bonus Credit contract option.


 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
                  (versions 1, 2 and 3)*:
                                                              Fee-Based Contracts   Bonus Credit Options
 Account Value Death Benefit
  Guaranteed Maximum Charge                          2.80%          2.45%                  3.25%
  Current Charge                                     1.80%          1.45%                  2.25%
 Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                          3.15%          2.80%                  3.60%
  Current Charge                                     2.15%          1.80%                  2.60%


* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charge to comprise the total charges reflected. See Charges and Other Deductions - i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit Charge for further information.



i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
  purchasers who pre-
viously purchased 4LATER (Reg. TM) Advantage:*
 Account Value Death Benefit
  Guaranteed Maximum Charge                                                               2.80%
  Current Charge                                                                          1.95%
 Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                               3.15%
  Current Charge                                                                          2.30%



i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
  purchasers who pre-                                                                      Fee-Based Contracts
viously purchased 4LATER (Reg. TM) Advantage:*
 Account Value Death Benefit
  Guaranteed Maximum Charge                                                                      2.45%
  Current Charge                                                                                 1.60%
 Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                                      2.80%
  Current Charge                                                                                 1.95%



i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
  purchasers who pre-                                                                      Bonus Credit Options
viously purchased 4LATER (Reg. TM) Advantage:*
 Account Value Death Benefit
  Guaranteed Maximum Charge                                                                       3.25%
  Current Charge                                                                                  2.40%
 Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                                       3.60%
  Current Charge                                                                                  2.75%


* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charge to comprise the total charges reflected. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information. After June 30, 2009, this rider is not available for Contractowners who have purchased a Bonus Credit option.



i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously
purchased Lincoln Lifetime IncomeSM Advantage 2.0:1
                                                                                          Single Life
 Account Value Death Benefit plus                                                            1.00%*
  Guaranteed Maximum Charge**                                                                2.00%
  Current Charge**                                                                           1.05%
 Enhanced Guaranteed Minimum Death Benefit (EGMDB) plus                                      1.30%*
  Guaranteed Maximum Charge**                                                                2.00%
  Current Charge**                                                                           1.05%



i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously
purchased Lincoln Lifetime IncomeSM Advantage 2.0:1                                                       Fee-Based Contracts
                                                                                          Joint Life   Single Life   Joint Life
 Account Value Death Benefit plus                                                           1.00%*        0.65%         0.65%
  Guaranteed Maximum Charge**                                                                2.00%        2.00%         2.00%
  Current Charge**                                                                           1.25%        1.05%         1.25%
 Enhanced Guaranteed Minimum Death Benefit (EGMDB) plus                                     1.30%*        0.95%         0.95%
  Guaranteed Maximum Charge**                                                                2.00%        2.00%         2.00%
  Current Charge**                                                                           1.25%        1.05%         1.25%


* As a percentage of average daily net assets in the Subaccounts. This charge is assessed on and after the Periodic Income Commencement Date. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0.

** As an annualized percentage of the greater of the Income Base (the Lincoln
   Lifetime IncomeSM Advantage 2.0 Income Base less the Guaranteed Annual Income amounts paid since the last step-up) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0.

1 This option is not available for Contractowners who have purchased a Bonus
    Credit contract option.





The next table describes the separate account annual expenses (as a percentage of average daily net assets in the Subaccounts) you pay on and after the Annuity Commencement Date:



          Periodic Charges on and after the Annuity Commencement Date



                                                               The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement
Mortality and expense risk charge and administrative charge                                 Date.

The next table describes the maximum Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date:



Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of
  the Unscheduled Payment)                                                               7.0%

 The Unscheduled Payment charge percentage is reduced over time. The later the Unscheduled Payment occurs, the lower the charge with respect to that Unscheduled Payment. A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation. See The Contracts - Annuity Payouts for a detailed description of Lincoln SmartIncomeSM Inflation.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2012. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.25%     2.16%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.25%     1.85%

* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2014.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.


EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,514       $2,731       $3,934       $6,977

2) If you annuitize or do not surrender your contract at the end of the applicable time period:

 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $714      $2,131       $3,534       $6,977

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or fixed annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability. This contract is no longer offered for sale.

At the time you purchase the contract, including contracts purchased as part of a Fee-Based Financial Plan, you must choose between the two following contract options:

1. Contract Value Death Benefit; or

2. EGMDB.

Contracts purchased as part of a Fee-based financial plan cannot purchase the EGMDB with Bonus Credit or the EEB Rider with Bonus Credit. As of June 30, 2009, the EGMDB with Bonus Credit option and the EEB Rider with Bonus Credit option previously offered under this contract are no longer available.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments , any applicable Bonus Credits and Persistency Credits, to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you may receive applicable Bonus Credits and you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value. See Charges and Other Deductions.

If you withdraw Purchase Payments, you pay a surrender charge from 0% to 8.0% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from Purchase Payments or Contract Value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the owner and/or Annuitant. See The Contracts - Purchase Payments.

What is a Bonus Credit and a Persistency Credit? If your contract option offers Bonus Credits, when Purchase Payments are made, we will credit an additional amount to the contract, known as a Bonus Credit. The amount of the Bonus Credit is 3% of the Purchase Payment, as defined in this prospectus. All Bonus Credits become part of the Contract Value at the same time as the corresponding Purchase Payments. Bonus Credits are not considered to be Purchase Payments. See The Contracts - Bonus Credits.

An annual Persistency Credit of 0.45% of Contract Value less Purchase Payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

Certain contract options have no provision for Bonus Credits but may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit. After the seventh contract anniversary, the Persistency Credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which contract option is most appropriate for you.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or, a minimum Annuity Payout (4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. Lincoln Lifetime IncomeSM Advantage 2.0 is not available to Contractowners who elected a Bonus Credit contract option. As of June 30, 2009, the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit are unavailable for Contractowners who have elected one of the Bonus Credit contract options. As of April 2, 2012, Lincoln Lifetime IncomeSM Advantage is not available for purchase. See The Contracts - Living Benefit Riders. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.


What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or Automatic Annual Step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. This rider is not available to Contractowners who have elected one of the Bonus Credit contract options and, as of April 2, 2012, is unavailable for purchase under any contract option. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. As of June 30, 2009, this rider is unavailable to Contractowners who have elected one of the Bonus Credit contract options. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment and its corresponding Bonus Credit (or Contract Value at the time of election) as adjusted. As of June 30, 2009, this rider is unavailable to Contractowners who have elected one of the Bonus Credit contract options. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - Living Benefit Riders
- i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

As of June 30, 2009, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is unavailable for Contractowners who have elected one of the Bonus Credit contract options.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. As of June 30, 2009, this rider is unavailable to Contractowners who have elected one of the Bonus Credit contract options. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a Death Benefit and access to a Reserve Value from which Unscheduled Payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. We will not refund any applicable Bonus Credits credited to your Contract Value if you elect to cancel your contract; however, we will assume the risk of investment loss on the Bonus Credits. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-4LINCOLN (454-6265). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-4LINCOLN (454-6265).



Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. Applicable Bonus Credits are allocated to the Subaccounts at the same time and at the same percentages as the Purchase Payments being made. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.25% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and Death Benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

We currently anticipate closing and replacing the following funds on or about May 17, 2013:
 o DWS Equity 500 Index VIP Portfolio with LVIP SSgA S&P 500 Index Fund
 o Neuberger Berman AMT Mid-Cap Growth Portfolio with LVIP SSgA S&P 500 Index
Fund

     AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

  o Core Equity Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return using a strategy that seeks to protect against U.S. inflation.


American Funds Insurance Series (Reg. TM), advised by Capital Research and Management Company

  o Global Growth Fund: Long-term growth of capital.

  o Growth Fund: Capital growth.

  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.


BlackRock Variable Series Fund, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Maximum long-term total return consistent with reasonable risk.

  o Emerging Markets Series: Long-term capital appreciation.

  o Limited-Term Diversified Income: Maximum total return, consistent with reasonable risk.

  o REIT Series: Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series: Capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management Americas, Inc. and sub-advised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP: To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg. TM) Index"), which emphasizes stocks of large US companies.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP: To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.
     This fund will not be offered in contracts issued on or after June 4, 2007.


DWS Variable Series II, advised by Deutsche Asset Investment Management Americas, Inc. and sub-advised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.

Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Growth Portfolio: To achieve capital appreciation.

  o Mid Cap Portfolio: Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund: To maximize income while maintaining prospects for capital appreciation.

  o Mutual Shares Securities Fund: Capital appreciation; income is a secondary consideration.

  o Templeton Global Bond Securities Fund: High current income consistent with preservation of capital; capital appreciation is a secondary objective. This fund is not offered in contracts issued on or after June 30, 2009.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Global Research Portfolio: Long-term growth of capital.
     (formerly Worldwide Portfolio)
     This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Equity Dividend RPM Fund: Reasonable income by investing primarily in income-producing equity securities.
    (Sub-advised by BlackRock Investment Management LLC)
     (formerly LVIP Wells Fargo Intrinsic Value Fund)

  o LVIP Capital Growth Fund: Capital growth.
     (Sub-advised by Wellington Management Company, LLP)

  o LVIP Clarion Global Real Estate Fund: Total return through a combination of current income and long-term capital appreciation.
    (Sub-advised by CBRE Clarion Securities LLC)
     (formerly LVIP Cohen & Steers Global Real Estate Fund)

  o LVIP Columbia Small-Mid Cap Growth RPM Fund: Long-term capital appreciation.
    (Sub-advised by Columbia Management Investment Advisers, LLC)
     (formerly LVIP Turner Mid-Cap Growth Fund)

  o LVIP Delaware Bond Fund: Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund: A combination of current income and preservation of capital with capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund: Capital appreciation with current income as a secondary objective.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP JPMorgan Mid Cap Value RPM Fund: Long-term capital appreciation. (Sub-advised by J.P. Morgan Investment Management Inc.)
    (formerly LVIP Columbia Value Opportunities Fund)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS Value Fund: Capital appreciation.
     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Sub-advised by Wellington Management Company, LLP)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Developed International 150 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund: Long-term growth of capital; a fund of funds.
    (Sub-advised by SSgA Funds Management, Inc.)
    (formerly LVIP SSgA Global Tactical Allocation Fund)

  o LVIP SSgA International Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: To maximize long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index*, which emphasizes stocks of small U.S. companies.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Mid Cap 200 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term capital growth. (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund: Long-term capital growth.
    (Sub-advised by Templeton investment Counsel, LLC)
    (formerly LVIP Templeton Growth Fund)

  o LVIP UBS Large Cap Growth RPM Fund: Long-term growth of capital in a manner consistent with the preservation of capital.
    (Sub-advised by UBS Global Asset Management (Americas) Inc.)
    (formerly LVIP Janus Capital Appreciation Fund)

  o LVIP Protected Profile 2010 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2020 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2030 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2040 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile Conservative Fund: A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Protected Profile Moderate Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP Protected Profile Growth Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Total Return Series: Total return.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and sub-advised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio: Growth of capital.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o Mid-Cap Intrinsic Value Portfolio: Growth of capital.
     This fund will not be offered in contracts issued on or after June 4, 2007.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund: Capital appreciation.
     (Sub-advised by Putnam Advisory Company, LLC and Putnam Investments
Limited)
     This fund is not offered in contracts issued on or after May 24, 2004.


Wells Fargo Variable Trust, advised by Wells Fargo Funds management, LLC.

  o Advantage Intrinsic Value Fund: Long-term capital appreciation. (Sub-advised by Wells Capital Management, Inc.)

  o Advantage Omega Growth Fund: Long-term capital appreciation.
     (Sub-advised by Wells Capital Management, Inc.)

  o Advantage Small Cap Growth Fund: Long-term capital appreciation. (Sub-advised by Wells Capital Management, Inc.)

Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup Bonus Credits paid into the contract by Lincoln Life when Purchase Payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA


For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:



                                                     Contract Value             EGMDB with        EEB with
                                                      Death Benefit   EGMDB   Bonus Credit**   Bonus Credit**
                                                    ---------------- ------- ---------------- ---------------
      Mortality and expense risk charge*...........      0.85%       1.15%        1.60%            1.80%
      Administrative charge........................      0.15%       0.15%        0.15%            0.15%
                                                         ----        ----         ----             ----
      Total annual charge for each subaccount......      1.00%       1.30%        1.75%            1.95%

*For contractowners whose contracts are purchased as part of a Fee-based financial plan, the mortality and expense risk charges will be: Contract Value ..50% (Total Charge .65%); EGMDB .80% (Total Charge .95%); EGMDB with Bonus N/A and EEB with Bonus N/A.

**As of June 30, 2009, this contract option is no longer available.


Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1, 2012, your first contract anniversary would be on January 1, 2013, your second contract anniversary would be on January 1, 2014, and so forth.


For the Contract Value Death Benefit and EGMDB contract options:



                                                             Number of contract anniversaries since
                                                                 Purchase Payment was invested
                                                             --------------------------------------
                                                               0    1    2    3    4    5    6   7+
                                                             ---- ---- ---- ---- ---- ---- ---- ---
      Surrender charge as a percentage of the surrendered or
       withdrawn Purchase Payments.......................... 7%   6%   5%   4%   3%   2%   1%   0%

For the EGMDB with Bonus Credit and EEB Rider with Bonus Credit contract options:



                                                             Number of contract anniversaries since
                                                                 Purchase Payment was invested
                                                             --------------------------------------
                                                               0    1    2    3    4    5    6   7+
                                                             ---- ---- ---- ---- ---- ---- ---- ---
      Surrender charge as a percentage of the surrendered or
       withdrawn Purchase Payments.......................... 8%   7%   6%   5%   4%   3%   2%   0%

A surrender charge does not apply to:
 o A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary since the Purchase Payment was invested;

 o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is 15% of total Purchase Payments (this does not apply upon surrender of the contract);
 o Contract Value applied to calculate the initial benefit payment to be made under an Annuity Payout option, other than the i4LIFE (Reg. TM) Advantage option. If a contract option with a Bonus Credit is selected, Purchase Payments must be invested for at least twelve months before this provision will apply;
 o A surrender or withdrawal of any Purchase Payments as a result of the "permanent and total disability" of the Contractowner as defined in section 22(e) of the Code. Permanent and total disability must occur subsequent to the contract date and prior to the 65th birthday of the disabled owner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies. If a contract option with a Bonus Credit is selected, Purchase Payments must be invested for at least twelve months before this provision will apply;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, surrender charges continue to apply to the spouse's contract);
 o A surrender or withdrawal of any Purchase Payments as a result of the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance in such a facility must be subsequent to the contract date and continue for 90 consecutive days prior to the surrender or withdrawal. If a contract option with a Bonus Credit is selected, Purchase Payments must be invested for at least twelve months before this provision will apply;
 o A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be subsequent to the contract date and result in a life expectancy of less than 12 months, as determined by a qualified professional medical practitioner. If a contract option with a Bonus Credit is selected, Purchase Payments must be invested for at least twelve months before this provision will apply;
 o A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant;
 o A surrender or annuitization of Bonus Credits and Persistency Credits;
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the 4LATER or i4LIFE Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us;
 o Contract Value applied when used in the calculation of the initial Regular Income Payment and Account Value under the i4LIFE (Reg. TM) Advantage option;
 o Contracts purchased as part of a Fee-Based Financial Plan;
 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions;

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from Purchase Payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted; then
  o from any applicable Bonus Credits.

3. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and any applicable Persistency Credits until exhausted; then
  o from any applicable Bonus Credits attributable to Purchase Payments to which a surrender charge no longer applies until exhausted; then
  o from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
  o From any applicable Bonus Credits attributable to Purchase Payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

As of December 31, 2010 (or later in certain states), this rider is no longer available for purchase.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1
   Year Automatic Step-up) (the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3) 1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the

Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.


If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For contracts purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment and any Bonus Credit or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM). As of July 16, 2012 (or later in some states), this rider is no longer available for purchase.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

i4LIFE (Reg. TM) Advantage Charge. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value. The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.30% (1.75% for bonus options) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit for IRA and non-qualified annuity contracts; and 1.65% (2.10% for bonus options) for the i4LIFE (Reg. TM) Advantage EGMDB. The annual rate of the i4LIFE (Reg. TM) Advantage charge for contracts sold as part of a Fee-Based Financial Plan is: 0.95% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit and 1.30% for the i4LIFE (Reg. TM) Advantage EGMDB. Bonus options are not available for contracts sold as part of a Fee-Based Financial Plan. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM)

Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. If you dropped Lincoln Lifetime IncomeSM Advantage
2.0 to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), the charges that you pay will be different. See the i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for version 1, 2 and 3), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.95% or 1.60% for fee-based contracts [For versions 1, 2 and 3: 1.80%, 1.45% for fee-based, 2.25% for Bonus Credit options] for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.30% or 1.95% for fee-based contracts [For versions 1, 2 and 3: 2.15%, 1.80% for fee-based, 2.60% for Bonus Credit options] for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% or 1.80% for fee-based for the i4LIFE (Reg. TM) Adantage Account Value Death Benefit; 2.50% or 2.15% for fee-based for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of the prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit (version 4) under i4LIFE (Reg. TM) Advantage you will pay a quarterly charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase) starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The initial charge for this rider is equal to an annual rate of 1.05% of the Lincoln Lifetime IncomeSM Advantage
2.0 Income Base or Contract Value, if greater, (0.2625% quarterly) for the single life option and 1.25% of the Income Base or Contract Value, if greater, (0.3125% quarterly) for the joint life option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. This is the charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. This charge is in addition to the daily mortality and expense risk and administrative charge for your Death Benefit option set out under Deductions from the VAA.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 will not change unless there is an automatic step-up of the Guaranteed Income Benefit to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg.
TM) Advantage section of the prospectus). At such time, the charge will increase by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase to the Guaranteed Income Benefit and by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. Upon this excess withdrawal, the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the Contractowner is 60 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed

Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example assumes an increase to the initial charge based upon an increase to the Guaranteed Income Benefit due to the automatic step-up:




1/1/10 Contract Value as of the last Valuation Date under Lincoln Lifetime IncomeSM         $ 100,000
  Advantage 2.0  .
1/1/10 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0  .
1/1/10 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (version 4) ($125,000 * 1.05%
 current charge for Lincoln Lifetime IncomeSM Advantage 2.0)..............................  $1,312.50
1/2/10 i4LIFE (Reg. TM) Advantage Account Value...........................................  $ 100,000
1/2/10 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment................  $   5,051
1/2/10 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000
1/2/11 Recalculated Regular Income Payment................................................  $   6,900
1/2/11 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment) .                $   5,175
1/2/11 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4) ($1,312.50 * ($5,175/$5,000))
 Prior charge* [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income     $1,358.44
  Benefit]  .

If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up.


Continuing the above example:



1/2/11 Annual Charge for Lincoln Lifetime IncomeSM Advantage 2.0..........................  $1,358.44
1/2/12 Recalculated Regular Income Payment................................................  $   7,400
1/2/12 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .                $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from 1.05% to 1.15%.
  .
1/2/12 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4) ($1,358.44 * ($5,550/$5,175)
 * (1.15%/1.05%)).........................................................................  $1,595.63

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage and Guaranteed Income Benefit charge will cease.

4LATER (Reg. TM) Guaranteed Income Benefit Charge. The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of .65% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.95% or 1.60% for fee-based (2.40% for bonus options) for the Account Value Death Benefit and 2.30% or 1.95% for fee-based (2.75% for bonus options) for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) Guaranteed

Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.80% or 1.45% for fee-based (2.25% for bonus options) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit and 2.15% or 1.80% for fee-based (2.60% for bonus options) for the i4LIFE (Reg. TM) Advantage EGMDB. Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.00% of the value in the VAA (1.25% of the Contract Value for contract options with Bonus Credits) will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



                                 Rider Year
                   --------------------------------------
                     1    2    3    4    5    6    7   8
                   ---- ---- ---- ---- ---- ---- ---- ---
  Charge.......... 7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o contracts sold as part of a Fee-Based Financial Plan,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment and its corresponding Bonus Credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment and its corresponding Bonus Credit within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Contract Options

At the time you purchase the contract, including contracts purchased as part of a Fee-Based Financial Plan, you must choose between the two following contract options (check with your adviser regarding availability):

1. Contract Value Death Benefit; or

2. EGMDB.

As of June 30, 2009, the EGMDB with Bonus Credit option and the EEB rider with Bonus Credit option previously offered under this contract are no longer available. These Bonus Credit options were never available as part of a fee-based plan.

Each contract option offers a different death benefit and has separate charges, including different mortality and expense risk charges and surrender charges; and you should carefully consider which contract option is the best for you. Once you elect a contract option, you cannot change it, except you can move from the EGMDB (without the Bonus Credit) to the Contract Value Death Benefit. For more information about Bonus Credits, see The Contracts - Bonus Credits. For more information about each specific Death Benefit offered, see The Contracts - Death Benefit.


Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $25,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit Purchase Payments made to the contract.

If you elect a Living Benefit rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments can be made. This means that you will be limited in your ability to build your Contract Value and/or increase the amount of any guaranteed benefit under a Living Benefit rider by making additional Purchase Payments to the contract.

You should carefully consider these limitations, and any other limitations of the contract, and how they may impact your long-term investment plans, especially if you intend to build Contract Value by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit rider.


Bonus Credits

The following discussion on Bonus Credits applies only to the following contract options:

1. EGMDB with Bonus Credit; and
2. EEB Rider with Bonus Credit.

These Bonus Credit options are not available for purchase as of June 30, 2009.

In some states, the term Bonus Credit may be referred to a value enhancement or a similar term in the contract. For each Purchase Payment made into the contract, we will credit the contract with a Bonus Credit. The amount of the Bonus Credit will be added to the value of the contract at the same time and allocated in the same percentage as the Purchase Payment. The amount of the Bonus Credit is calculated as 3% of the Purchase Payment made.

Lincoln Life offers contract options that do not offer Bonus Credits. The contract options that do offer Bonus Credits assess additional fees and charges that are used to fully or partially recoup Bonus Credits paid into the contract by Lincoln Life when Purchase Payments are made. During the surrender charge period, the amount of the Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit. Contract options that do not offer Bonus Credits and have lower fees and charges may provide larger cash surrender values than these contract options with Bonus Credits, depending on the performance of the owner's chosen Subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract option is most appropriate for you.


Persistency Credits

The following discussion on Persistency Credits applies only to the following contract options:

1. EGMDB with Bonus Credit; and
2. EEB Rider with Bonus Credit.

These Bonus Credit options are not available for purchase as of June 30, 2009.

Contractowners electing one of the above listed contract options will also receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least 7 years, by an annual rate of 0.45%. This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.

There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero.


Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available. If you elect a contract option that offers Bonus Credits, corresponding Bonus Credits will be allocated to the Subaccounts and/or the fixed side of the contract in the same proportion in which you allocate Purchase Payments.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $300. The minimum amount of any Purchase Payment which can be put into a fixed account guaranteed period is $300, subject to state approval.

If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your representative, we generally will not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer at or after 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of Accumulation Units

Purchase Payments and applicable Bonus Credits allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments and applicable Bonus Credits are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first thirty days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

If your contract offers a fixed account, you also may transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $300 or the total amount in the Subaccount if less than $300. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions

(which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant [unless you are a tax-exempt entity, then you can name two joint Annuitants]. You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or Living Benefits. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract

Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment.

The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the Contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable account Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner


* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.


If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

Contract Value Death Benefit.

If you elect the Contract Value Death Benefit contract option, Lincoln Life will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by Lincoln Life for payment. No additional Death Benefit will be paid.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, any partial withdrawal may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contractowners who have selected the EGMDB without the Bonus Credit may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Contract Value Death Benefit will apply. We will deduct the charge for the Contract Value Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this Rider with Bonus Credit Contract Option is the greatest of the following amounts:
 o The current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o The sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value For contracts purchased prior to June 2, 2003 (or later depending on your state) the sum of purchase payments will be reduced by the sum of all withdrawals on a dollar for dollar basis (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o The highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value For contracts purchased prior to June 2, 2003 (or later depending on your state) the highest contract value will be reduced by the sum of all withdrawals on a dollar for dollar basis; or
 o the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:

  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, any partial withdrawal may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The EEB rider may not be available in all states. Please check with your registered investment representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased.

The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this Death Benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the Death Benefit amount will be the greater of the Death Benefit chosen under the contract and this ABE Death Benefit. Any Death Benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Death Benefit will be equal to the sum of all Purchase Payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any Contractowner, joint owner or Annuitant who was not a Contractowner or Annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the Contract Value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a Contractowner, joint owner or Annuitant). If any Contractowner, joint owner or Annuitant is changed due to a death and the new Contractowner, joint owner or Annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new Contractowner, joint owner or Annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the Valuation Date the selected Death Benefit option of the contract is changed; or
 o the Annuity Commencement Date.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these Death Benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the date the surviving spouse elects to continue will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving

Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMBD charge that was in effect at the time you purchased your contracts.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in Good Order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit has elected a lump sum settlement and the Death Benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchase a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds employ investment strategies that are intended to provide downside protection and manage volatility. These funds are included under the Investment Requirements, in part, to reduce the risk of investment losses that would require us to use our own assets to make guaranteed payments under the Living Benefit riders that are offered under the contract. Our financial interest in reducing loss and the volatility of overall contract values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of contractowners. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
Lincoln Lifetime IncomeSM Advantage 2.0                            On or after November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                                February 19, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                          Prior to April 10, 2006
                                                                   April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                         April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    Prior to April 10, 2006
                                                                   On or after April 10, 2006
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    October 6, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage 2.0                            Option 3
 Lincoln Lifetime IncomeSM Advantage                                Option 2
                                                                   Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                          N/A
                                                                   Option 1
                                                                   Option 3
 4LATER (Reg. TM) Advantage                                         Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    N/A
                                                                   Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3

Investment Requirements - Option 1

No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o AllianceBernstein VPS International Value Portfolio
 o AllianceBernstein VPS Small/Mid Cap Value Portfolio
 o American Funds Global Growth Fund
 o American Funds International Fund
 o Delaware VIP Emerging Markets Series
 o Delaware VIP REIT Series
 o Delaware VIP Small Cap Value Series
 o Delaware VIP Smid Cap Growth Series o DWS Small Cap Index VIP
 o Fidelity VIP Mid Cap Portfolio
 o FTVIPT Franklin Income Securities Fund
 o FTVIPT Mutual Shares Securities Fund
 o Invesco V.I. International Growth Fund
 o Janus Aspen Global Research Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP Clarion Global Real Estate Fund
 o LVIP Columbia Small-Mid Cap Growth RPM Fund

 o LVIP Delaware Foundation Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund
 o LVIP JPMorgan Mid Cap Value RPM Fund
 o LVIP MFS International Growth Fund
 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund
 o LVIP SSgA Developed International 150 Fund
 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small-Mid Cap 200 Fund o LVIP SSgA Small-Cap Index Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth RPM Fund
 o LVIP Protected Profile 2040 Fund
 o MFS VIT Utilities Series
 o Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
 o Neuberger Berman AMT Mid-Cap Growth Portfolio
 o Putnam VT Global Health Care Fund
 o WFVT Advantage Small Cap Growth Fund

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider.

You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of Contract Value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the Subaccount groups are as follows:




                                                                      Group 2
Group 1                                                               Investments cannot exceed 75% of Contract Value or
Investments must be at least 25% of Contract Value or Account Value   Account Value -------------------------------------
--------------------------------------------------------------------- --------------
American Century VP Inflation Protection Fund                         All other investment options except as discussed below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund



Group 3
Investments cannot exceed 10% of Contract Value or Account Value
------------------------------------------------------------------
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP SSgA Emerging Markets 100 Fund

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Advantage among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions.* Any remaining funds listed below that re not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions. These funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o FTVIPT Franklin Income Securities Fund
o FTVIPT Templeton Global Bond Securities Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Foundation Conservative Allocation Fund

o LVIP Delaware Foundation Moderate Allocation Fund
o LVIP Global Income Fund
o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile 2030 Fund
o LVIP Protected Profile 2040 Fund

o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Moderate Fund

o LVIP Protected Profile Growth Fund
o MFS VIT Total Return Series

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP Delaware Foundation Conservative Allocation Fund, the LVIP Protected Profile Moderate Fund, the LVIP Protected Profile Conservative Fund, (both are funds of funds) and the FTVIPT Franklin Income Securities Fund.


Investment Requirements - Option 3

For all Living Benefit riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg.
TM) Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the Subaccount groups are as follows:




                                                                      Group 2
Group 1                                                               Investments cannot exceed 70% of Contract Value or
Investments must be at least 30% of Contract Value or Account Value   Account Value -------------------------------------
--------------------------------------------------------------------- --------------
American Century VP Inflation Protection Fund                         All other funds except as described below.
Delaware VIP (Reg. TM) Diversified Income Series
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
FTVIPT Templeton Global Bond Securities Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund



Group 3
Investments cannot exceed 10% of Contract Value or Account Value
------------------------------------------------------------------
AllianceBernstein VPS Global Thematic Growth Portfolio

Group 3
Investments cannot exceed 10% of Contract Value or Account Value
------------------------------------------------------------------
Delaware VIP (Reg. TM) Emerging Markets Series
Delaware VIP (Reg. TM) REIT Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP Clarion Global Real Estate Fund
LVIP SSgA Emerging Markets 100 Fund
MFS (Reg. TM) VIT Utilities Series

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds on the following list; however, if you allocate less than 100% of Contract Value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

o American Century VP Inflation Protection
o BlackRock Global Allocation VI Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o FTVIPT Templeton Global Bond Securities Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund
o LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund
o LVIP Global Income Fund

o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation Fund
o LVIP Protected Profile 2010 Fund
o LVIP Protected Profile 2020 Fund
o LVIP Protected Profile Conservative Fund
o LVIP Protected Profile Moderate Fund
o LVIP Protected Profile Growth Fund
o MFS (Reg. TM) VIT Total Return Series

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund and the LVIP Protected Profile Conservative Fund.


Living Benefit Riders

The optional Living Benefit riders offered under this variable annuity contract are described in the following sections. Lincoln Lifetime IncomeSM Advantage
2.0 and i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) are not available for contracts with Bonus Credit options. As of April 4, 2012, Lincoln Lifetime IncomeSM Advantage 2.0 is not available for sale. As of July 2, 2012, 4LATER (Reg. TM) Advantage will not be available for sale. As of June 30, 2009, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln Smart Security (Reg. TM) Advantage, and 4LATER (Reg.
TM) Advantage are unavailable for Contractowners who have elected one of the Bonus Credit contract options. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at any one time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.


Lincoln Lifetime IncomeSM Advantage 2.0

The Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;

 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

The Lincoln Lifetime IncomeSM Advantage 2.0 rider is no longer available for purchase on or after April 2, 2012.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the secondary life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing the Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of the Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase with new and existing nonqualified and qualified (IRAs and Roth
IRAs) annuity contracts. This rider is not available with Bonus Credit options. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other Living Benefit rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Inflation, both Annuity Payout options. You must wait at least 12 months after terminating your Living Benefit rider or any other Living Benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 available to new purchasers.

If you purchase the Lincoln Lifetime IncomeSM Advantage 2.0, you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information ..

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment. If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage 2.0 will change to the then current charge in effect on the next Benefit Year anniversary. If we grant approval to exceed the $100,000 additional Purchase Payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the

5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amounts section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):



                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........  $64,000         $62,512         $64,000        Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 rider at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

                 Guaranteed Annual Income Percentages by Ages:


                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%


If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:



    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x4%) .                                        $  8,200

Since there was a withdrawal during the first year the 5% Enhancement is not available but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Persistency Credits added to the contract do not immediately increase the Guaranteed Annual Income amount but are added to the Contract Value and may increase the Income Base upon an Automatic Annual Step-up which in return may increase the Guaranteed Annual Income amount.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. If no withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available when the Contractowner/Annuitant is age 65 or the youngest of the Contractowner and spouse is age 65 (joint life option). If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 65 or the youngest of the Contractowner and spouse is age 65 (joint life option).

You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value. The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider, or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time the purchase Lincoln Lifetime IncomeSM Advantage
2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

You should consider that not all i4LIFE (Reg. TM) Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available Death Benefit options.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract Death Benefit option. The charge is calculated based upon the greater of the value of the Income Base or Contract Value as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract Value $80,000
   b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:

   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or Contract Value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional purchase payments are allowed if the Contract Value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase as of December 31, 2010.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with Lincoln Lifetime IncomeSM Advantage. As of June 30, 2009, Lincoln Lifetime IncomeSM Advantage Plus is unavailable for Contractowners who have elected the EGMDB with Bonus Credit option or the EEB rider with Bonus Credit option.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:



    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments , Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment . Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b. If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life):



                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the

Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2) an Excess Withdrawal (defined below) has occurred; or

3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):



                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an

RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 Purchase Payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a Contract Value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/ $90,000) and the new Maximum Annual
Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect any other Living Benefit rider or any other Living Benefits we may offer in the future. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit rider at any time.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.

Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.

Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. As of June 30, 2009, this rider is unavailable for Contractowners who have elected the EGMDB with Bonus Credit option or the EEB rider with Bonus Credit option. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Beginning on January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will no longer be available for purchase. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment . If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the Contractowner or joint owner is still living; and

   b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and other deductions), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a. each Contractowner and Annuitant is under age 81; and

     b. the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):



                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1. The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year).

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:

     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the Contractowner (and spouse if applicable) is age 65;

    b. the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the

Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase Lincoln Lifetime IncomeSM Advantage 2.0 or any other Living Benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions for a discussion of the i4LIFE (Reg. TM) Advantage charges.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the Annuitant and Secondary Life are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage must be elected by age 80 on qualified contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you had previously elected will become the Death Benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected the EEB Death Benefit, in which case you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the day you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5% or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any surrender charges. See Charges and other deductions. For information regarding income tax consequences of Regular Income Payments, see Federal tax matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable (the Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years). The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant (and Secondary Life if applicable) dies during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant (and Secondary Life) dies during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of annuity units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln

Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that the payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the EGMDB or greater Death Benefit option prior to that election; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments and withdrawals reduce the Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this Death Benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:




    Total Purchase Payments.................................    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment...........    $ 25,000
    Additional Withdrawal...................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal......    $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible Contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all Contractowners, joint owners and Annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the Contractowners, joint owners and Annuitants of this contract must have been owner(s) or Annuitants of the prior contract(s).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new Contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the Valuation Date the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

For contracts purchased on or after June 30, 2009, i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is not available for election. For contracts purchased prior to June 30, 2009, contractowners will have the option to elect i4LIFE (Reg. TM) Advantage with the then current version of the Guaranteed Income Benefit at any time in the future as long as the Guaranteed Income Benefit is available. We reserve the right to discontinue offering i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg.
TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg.
TM) Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a Contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 or after Guaranteed Income Benefit (version 4) is approved in your state, if later, only if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts.


 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections on or after May
                                   20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%

* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity (Reg. TM) Advantage will receive the currently available version of the Guaranteed Income Benefit.



i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21,
                            2012 and May 19, 2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                       Guaranteed Amount
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%


* If joint life option is in effect, the younger of you and your spouse's age applies.



i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21,
                                     2012.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                       Guaranteed Amount
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%

 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                       Guaranteed Amount
-----------------------------    ----------------------------
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for Elections on or after May 20, 2013, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.

8/1/2013 Amount of initial Regular Income Payment...............................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit (version 4).....  $100,000
8/1/2013 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value) .  $  3,500
8/1/2014 Recalculated Regular Income Payment....................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                $  4,500

The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.

At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. The example assumes an annual payment mode has been elected.




           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. If you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to calculate the Guaranteed Income Benefit after the fifth anniversary of the rider's effective date, the minimum Access Period will be the longer of 20 years or the difference between your age (nearest birthday) and age 95 (15 years or the difference between your age and age 85 prior to May 21, 2012).

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. The Guaranteed Income Benefit (version 4) is not available for contracts with bonus credit options.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:



        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you will have the Account Value Death Benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. As of June 30, 2009, this rider is unavailable for Contractowners who have elected the EGMDB with Bonus Credit option or the EEB rider with Bonus Credit option. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.


Example:

        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:




        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.


Example:




   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income

Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:

    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.



Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected Guaranteed Period, usually 10 or 20 years, full benefit payment will continue for the rest of the Guaranteed Period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an Annuity Payout option that provides:
 o Scheduled Payments (the periodic Annuity Payouts under this rider) for the life of the Annuitant and Secondary Life (Secondary Life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A Death Benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the Annuitant and joint Annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum Contract Value that may be credited to this Annuity Payout option is $50,000 and the maximum is $1,000,000.

You may consider electing this Annuity Payout option if you would like an Annuity Payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, Death Benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed Annuity Payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a Death Benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your Contract Value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another Annuity Payout option at the same time by allocating less than 100% of your Contract Value to Lincoln SmartIncomeSM Inflation and the remainder to the other Annuity Payout option. If only a portion of your Contract Value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the Contract Value must be used to fund another Annuity Payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are Annuity Payouts for the life of the Annuitant (and Secondary Life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the Contract Value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the Annuitant and Secondary Life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given Contractowner with the same characteristics (sex, age, frequency of Annuity Payouts and Annuity Payout start date) the income factor for a fixed lifetime Annuity Payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the Contract Value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI

Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



      Initial Reserve Value on Rider Date 4/15/2012......................  $ 150,000
      Initial Scheduled Payment on 4/15/2012.............................  $   8,000
      Initial CPI Value published in March 2012..........................        150
      CPI Value published in December 2012...............................        155
      Adjustment percentage (155/150)....................................   1.033333
      Reserve Value After 1/1/2013 Adjustment ($150,000 x 1.033333) .      $ 155,000
      Scheduled Payment After 1/1/2013 Adjustment ($8,000 x 1.033333) .    $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



      Annual Scheduled Payment for calendar year 2012..........................  $   5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $   4,800
      Reserve Value 12/31/2012.................................................  $ 100,000
      CPI Value published in December 2012.....................................        120
      CPI Value published in December 2011.....................................        115
      Adjustment percentage (120/115)..........................................   1.043782
      Reserve Value after 1/1/2013 adjustment ($100,000 x 1.043782) .            $ 104,378
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 1.043782) .                                                     $5,217.39

Since the Scheduled Payment (after the adjustment) for 2013 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:

      Annual Scheduled Payment for calendar year 2012..........................  $    5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $    4,800
      Reserve Value 12/31/2012.................................................  $  100,000
      CPI Value published in December 2012.....................................         120
      CPI Value published in December 2011.....................................         130
      Adjustment percentage (120/130)..........................................   0.9230769
      Reserve Value after 1/1/2013 adjustment ($100,000 x 0.9230769) .           $   92,308
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 0.9230769) .                                                    $ 4,615.38

Since the Scheduled Payment (after adjustment) for 2013 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Guaranteed Minimum Scheduled Payment of $4,800.


Continuing this example for the next year's adjustment:



      Annual Scheduled Payment for calendar year 2013..........................  $   4,800
      Guaranteed Minimum Scheduled Payment for calendar year 2013..............  $   4,800
      Reserve Value 12/31/2013 ($92,308 - $4,800) .                              $  87,508
      CPI Value published in December 2013.....................................        140
      CPI Value published in December 2012.....................................        120
      Adjustment percentage (140/120)..........................................    1.16666
      Reserve Value after 1/1/2014 adjustment ($87,508 x 1.166666) .             $ 102,093
      Annual Scheduled Payment for calendar year 2014 after 1/1/2014 adjustment
       ($4,615.38 x 1.166666) .                                                  $5,384.61

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Scheduled Payment, the Scheduled Payment will be paid out in calendar year 2014.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



      Reserve Value 1/1/2013.....................................................  $100,000
      Guaranteed Minimum Scheduled Payment 1/1/2013..............................  $ 15,000
      Unscheduled Payment 1/2/2013...............................................  $  2,000
      Proportional reduction percentage ($2,000/$100,000) .                             .02
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x
       $15,000) .                                                                  $    300
      New Guaranteed Minimum Scheduled Payment...................................  $ 14,700

The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.

      Reserve Value 1/1/2013...................................................  $10,000
      Guaranteed Minimum Scheduled Payment.....................................  $15,000
      Unscheduled Payment 1/2/2013.............................................  $ 2,000
      Proportional reduction percentage ($2,000/$10,000) .                           .20
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x
       $15,000) .                                                                $ 3,000
      New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000) .              $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:




Guaranteed Minimum Scheduled Payment for calendar year 2013...............................  $    4,800
Annual Scheduled Payment for calendar year 2013 paid 1/1/2013.............................  $    5,000
Reserve Value 1/1/2013 before Scheduled Payment...........................................  $  515,000
Reserve Value 1/2/2013 after Scheduled Payment ($515,000 - $5,000) .                        $  510,000
Unscheduled Payment charge percent........................................................           7%
Then current Reserve Value before Unscheduled Payment on 1/15/2013........................  $  510,000
Free amount on 1/15/2013 (10% x $510,000) .                                                 $   51,000
Unscheduled Payment 1/15/2013.............................................................  $   10,000
[since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is no Unscheduled Payment
 charge]..................................................................................
Reserve Value 1/15/2013 after Unscheduled Payment ($510,000 - $10,000) .                    $  500,000
Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000) .              1.96078%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,902
  x .0196078)] .
Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x .0196078)] .  $    4,706
Then current Reserve Value 2/1/2013 before second Unscheduled Payment.....................  $  500,000
2nd Unscheduled Payment 2/1/2013..........................................................  $   75,000
Free amount on 2/1/2013 (10% x $500,000) .                                                  $   50,000
Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment) .                       $   40,000
Unscheduled Payment charge [($75,000 - $40,000) x .07] .                                    $    2,450
Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450) .             $   72,550
Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000) .                   15%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,250
  x .15)] .
Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled Payment
[$4,800 - ($4,800 x
 .15)]....................................................................................  $    4,000
Reserve Value after 2/2/2013 Unscheduled Payment and Unscheduled Payment charge ($500,000   $  425,000
  - $75,000) .

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the Contractowner, Annuitant or the Secondary Life a Death Benefit will be paid if there is a Reserve Value. The Death Benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The Death Benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:

     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a Death Benefit upon the death of the Contractowner demonstrating the impact of a negative hypothetical CPI factor:




7/15/2012 Initial Reserve Value......................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                        $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment
 ($90,000 - $45,000 = $45,000) .                                       $ 45,000
8/6/2013 Death of a Contractowner
 Death Benefit is greater of
  a) current Reserve Value ($45,000); or
  b) initial Reserve Value minus Scheduled Payment
   ($100,000 - $45,000 = $55,000) .
8/5/2013 Death Benefit paid..........................................  $ 55,000

If any Contractowner (who is not the Annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the Beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the Annuitant and any Secondary Life.

If the Annuitant dies (whether or not the Annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any Secondary Life.

If the Secondary Life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the Death Benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the Annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior Death Benefit elections will terminate (other than any Death Benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation Death Benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage Death Benefit will be in effect only on the portion of the Contract Value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The Contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:




7/15/2012 Initial Reserve Value...........................................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                                             $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 - $45,000 =       $ 45,000
  $45,000) .
8/6/2013 Unscheduled Payment..............................................................  $ 45,000
Reserve Value.............................................................................  $      0
Reserve Value is reduced to zero which results in termination of the rider
 Initial Reserve Value is greater than payments received
 [$100,000 > ($45,000 + $45,000) = $90,000] .
Final payment made to holder of rights of ownership.......................................  $ 10,000

General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for Guaranteed Period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less any surrender charges on Purchase Payments made within twelve months of annuitization if a contract option with a Bonus Credit is used and any applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase Payments , Bonus Credits and Persistency Credits and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your registered representative for further information.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.

Abandoned Property

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited Bonus Credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. If your contract option offers Bonus Credits, no Bonus Credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission we pay to LFN is 4.60% of Purchase Payments, plus up to 0.1256% quarterly based on contract value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFN is 4.60% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.

We also pay for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFN, is 5.10% of Purchase Payments, plus up to 0.1256% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 5.10% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2012 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-4LINCOLN (454-6265).



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

Discontinuance of Use with Qualified Retirement Plans

Beginning September 24, 2007, our individual variable annuity products are no longer available for purchase under a 403(b) plan. Beginning July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Beginning January 1, 2012, our individual variable annuity products are no longer available for use in connection with all other qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home Office at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the Bonus Credits, less any Bonus Credits paid into the contract by us. In addition, if the Contract Value on the date of cancellation is less than the sum of Purchase Payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the Bonus Credits. No surrender charges or market value adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value, excluding the Bonus Credits during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.

Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.










                Statement of Additional Information Request Card
                             Multi-Fund (Reg. TM) 5
                  Lincoln National Variable Annuity Account C









   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity
Account C (Multi-Fund (Reg. TM) 5).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
ABVPSF Global Thematic Growth
2003  .       N/A        N/A        N/A          7.240     8.044         3
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          8.082     9.011         1*
2007  .       N/A        N/A        N/A          9.011    10.616         1*
2008  .       N/A        N/A        N/A         10.616     5.480         1*
2009  .       N/A        N/A        N/A          5.480     8.246         1*
2010  .       N/A        N/A        N/A          8.246     9.609         1*
2011  .       N/A        N/A        N/A          9.609     7.232         1*
2012  .       N/A        N/A        N/A          7.232     8.047         2
---------     --         ---        --------    ------    ------       ---
ABVPSF International Value
2006  .       N/A        N/A        N/A         10.560    11.836         4
2007  .       N/A        N/A        N/A         11.836    12.279         3
2008  .      11.048     5.608         1*        12.279     5.637         5
2009  .       5.608     7.389         1*         5.637     7.442         2
2010  .       N/A        N/A        N/A          7.442     7.627         4
2011  .       N/A        N/A        N/A          7.627     6.038         2
2012  .       N/A        N/A        N/A          6.038     6.775         4
---------    ------     -----       ---         ------    ------       ---
ABVPSF Small/Mid Cap Value
2003  .       N/A        N/A        N/A          9.722    13.496         5
2004  .       N/A        N/A        N/A         13.496    15.822         4
2005  .       N/A        N/A        N/A         15.822    16.623         5
2006  .       N/A        N/A        N/A         16.623    18.690         3
2007  .       N/A        N/A        N/A         18.690    18.679         6
2008  .      18.474    11.658         1*        18.679    11.824         7
2009  .      11.658    16.332         1*        11.824    16.599         9
2010  .      16.332    20.327         1*        16.599    20.700         7
2011  .      20.327    18.261         1*        20.700    18.634         4
2012  .       N/A        N/A        N/A         18.634    21.744         4
---------    ------    ------       ---         ------    ------       ---
American Century VP Inflation Protection(1)
2004  .       N/A        N/A        N/A         10.390    10.398         2
2005  .       N/A        N/A        N/A         10.398    10.377         5
2006  .       N/A        N/A        N/A         10.377    10.358        11
2007  .       N/A        N/A        N/A         10.358    11.146         6
2008  .       N/A        N/A        N/A         11.146    10.777        10
2009  .       N/A        N/A        N/A         10.777    11.674         9
2010  .       N/A        N/A        N/A         11.674    12.057         8
2011  .       N/A        N/A        N/A         12.057    13.239         8
2012  .       N/A        N/A        N/A         13.239    13.970         7
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth(1)
2004  .       N/A        N/A        N/A         10.361    11.259         5
2005  .       N/A        N/A        N/A         11.259    12.621         6
2006  .      13.285    14.858         1*        12.621    14.936        13
2007  .      14.858    16.735         1*        14.936    16.856        13
2008  .      16.735    10.111         1*        16.856    10.205        12
2009  .      10.111    14.111         1*        10.205    14.270        10
2010  .      14.111    15.464         1*        14.270    15.670         8
2011  .       N/A        N/A        N/A         15.670    14.029         8
2012  .      15.791    16.609         1*        14.029    16.897         8
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
ABVPSF Global Thematic Growth
2003  .       5.722     8.121         3          5.741     8.173         7
2004  .       8.121     8.424         2          8.173     8.503         9
2005  .       8.424     8.619         2          8.503     8.725         3
2006  .       8.619     9.220         2          8.725     9.362         4
2007  .       9.220    10.912         3          9.362    11.113        36
2008  .      10.912     5.658         2         11.113     5.780        38
2009  .       5.658     8.553         3          5.780     8.764        48
2010  .       8.553    10.012         4          8.764    10.289        26
2011  .      10.012     7.569         3         10.289     7.802        24
2012  .       7.569     8.460         2          7.802     8.747        23
---------    ------    ------         -         ------    ------        --
ABVPSF International Value
2006  .      10.669    11.868         6          9.600    11.890        57
2007  .      11.868    12.368        11         11.890    12.428        54
2008  .      12.368     5.703         2         12.428     5.748        21
2009  .       5.703     7.564         3          5.748     7.646        20
2010  .       7.564     7.787         4          7.646     7.896        19
2011  .       7.787     6.192         4          7.896     6.298        24
2012  .       6.192     6.980         3          6.298     7.120        17
---------    ------    ------        --         ------    ------        --
ABVPSF Small/Mid Cap Value
2003  .       9.769    13.623         3          9.804    13.712        16
2004  .      13.623    16.042         5         13.712    16.196        21
2005  .      16.042    16.930         3         16.196    17.143        39
2006  .      16.930    19.121         3         17.143    19.420        17
2007  .      19.121    19.196         5         19.420    19.555        23
2008  .      19.196    12.207         5         19.555    12.472        31
2009  .      12.207    17.213         4         12.472    17.640        32
2010  .      17.213    21.562         5         17.640    22.164        31
2011  .      21.562    19.498         3         22.164    20.102        35
2012  .      19.498    22.854         3         20.102    23.634        30
---------    ------    ------        --         ------    ------        --
American Century VP Inflation Protection(1)
2004  .       9.965    10.426         3         10.258    10.457         5
2005  .      10.426    10.452         6         10.457    10.514        26
2006  .      10.452    10.479        22         10.514    10.574        55
2007  .      10.479    11.328        23         10.574    11.464       128
2008  .      11.328    11.002        41         11.464    11.168       237
2009  .      11.002    11.972        53         11.168    12.189       370
2010  .      11.972    12.420        86         12.189    12.683       452
2011  .      12.420    13.699        77         12.683    14.032       448
2012  .      13.699    14.521       107         14.032    14.918       462
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth(1)
2004  .      10.196    11.290         1*        10.305    11.310         9
2005  .      11.290    12.713         3         11.310    12.774        20
2006  .      12.713    15.112         9         12.774    15.230        75
2007  .      15.112    17.132        22         15.230    17.318       157
2008  .      17.132    10.418        21         17.318    10.563       195
2009  .      10.418    14.634        26         10.563    14.882       156
2010  .      14.634    16.142        34         14.882    16.465       157
2011  .      16.142    14.518        29         16.465    14.853       178
2012  .      14.518    17.564        28         14.853    18.023       167
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Growth
2003  .       7.445     9.989         5          7.461    10.030        89
2004  .       9.989    11.020         7         10.030    11.087       138
2005  .      11.020    12.557         7         11.087    12.659       163
2006  .      12.557    13.573         9         12.659    13.711       152
2007  .      13.573    14.954         9         13.711    15.136       145
2008  .      14.954     8.217         5         15.136     8.333       121
2009  .       8.217    11.234         4          8.333    11.416       125
2010  .      11.234    13.075         3         11.416    13.314       110
2011  .      13.075    12.274         2         13.314    12.523        93
2012  .      12.274    14.191         2         12.523    14.508        83
---------    ------    ------         -         ------    ------       ---
American Funds Growth-Income
2003  .       8.090    10.507         3          8.108    10.550        87
2004  .      10.507    11.373         3         10.550    11.443       127
2005  .      11.373    11.804         3         11.443    11.900       141
2006  .      11.804    13.336         2         11.900    13.472       157
2007  .      13.336    13.738         2         13.472    13.906       150
2008  .      13.738     8.373         4         13.906     8.492       123
2009  .       8.373    10.777         3          8.492    10.952       126
2010  .      10.777    11.776         3         10.952    11.992        98
2011  .      11.776    11.337         3         11.992    11.568        88
2012  .      11.337    13.062         2         11.568    13.355        82
---------    ------    ------         -         ------    ------       ---
American Funds International
2003  .       7.811    11.054         1*         8.378    11.103        21
2004  .      11.054    12.934         1*        11.103    13.018        40
2005  .      12.934    15.412         1*        13.018    15.543        47
2006  .      15.412    17.983         2         15.543    18.172        53
2007  .      17.983    21.167         2         18.172    21.432        47
2008  .      21.167    12.014         2         21.432    12.188        33
2009  .      12.014    16.856         1*        12.188    17.136        34
2010  .      16.856    17.727         2         17.136    18.057        32
2011  .      17.727    14.956         2         18.057    15.265        29
2012  .      14.956    17.294         2         15.265    17.687        21
---------    ------    ------         -         ------    ------       ---
BlackRock Global Allocation V.I.
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A         11.562    12.471         1*
2011  .       N/A        N/A        N/A         12.471    11.809         1*
2012  .       N/A        N/A        N/A         11.809    12.761         1*
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Diversified Income(1)
2004  .       N/A        N/A        N/A         10.166    10.865        14
2005  .       N/A        N/A        N/A         10.865    10.614        16
2006  .      11.043    11.160         7         10.614    11.219        42
2007  .      11.160    11.756         9         11.219    11.842        64
2008  .      11.756    10.964         9         11.842    11.066        88
2009  .      10.964    13.619        10         11.066    13.773        75
2010  .      13.619    14.407        11         13.773    14.599        67
2011  .      14.407    14.998        10         14.599    15.228        55
2012  .      14.998    15.720         9         15.228    15.993        55
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A         10.308    11.248         4
2010  .       N/A        N/A        N/A         11.248    11.527         2
2011  .       N/A        N/A        N/A         11.527    11.617         1*
2012  .       N/A        N/A        N/A         11.617    11.703         2
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Growth
2003  .       7.498    10.126       152          7.522    10.189        376
2004  .      10.126    11.244       171         10.189    11.348        607
2005  .      11.244    12.896       168         11.348    13.054        777
2006  .      12.896    14.030       167         13.054    14.245        885
2007  .      14.030    15.559       163         14.245    15.844      1,054
2008  .      15.559     8.605       206         15.844     8.789      1,165
2009  .       8.605    11.841       209          8.789    12.131      1,357
2010  .      11.841    13.872       192         12.131    14.254      1,295
2011  .      13.872    13.107       149         14.254    13.509      1,224
2012  .      13.107    15.252        98         13.509    15.767      1,040
---------    ------    ------       ---         ------    ------      -----
American Funds Growth-Income
2003  .       8.148    10.651       149          8.175    10.718        370
2004  .      10.651    11.604       222         10.718    11.713        600
2005  .      11.604    12.122       214         11.713    12.272        651
2006  .      12.122    13.784       230         12.272    13.997        776
2007  .      13.784    14.292       209         13.997    14.557        966
2008  .      14.292     8.768       230         14.557     8.957      1,114
2009  .       8.768    11.359       209          8.957    11.639      1,214
2010  .      11.359    12.493       193         11.639    12.839      1,138
2011  .      12.493    12.106       152         12.839    12.479      1,008
2012  .      12.106    14.039        97         12.479    14.515        871
---------    ------    ------       ---         ------    ------      -----
American Funds International
2003  .       8.420    11.208        31          8.448    11.279        104
2004  .      11.208    13.201        53         11.279    13.324        188
2005  .      13.201    15.833        62         13.324    16.028        249
2006  .      15.833    18.594        70         16.028    18.880        351
2007  .      18.594    22.029        75         18.880    22.434        496
2008  .      22.029    12.585        98         22.434    12.855        529
2009  .      12.585    17.773        79         12.855    18.209        532
2010  .      17.773    18.812        82         18.209    19.332        530
2011  .      18.812    15.976        85         19.332    16.466        539
2012  .      15.976    18.593        56         16.466    19.222        479
---------    ------    ------       ---         ------    ------      -----
BlackRock Global Allocation V.I.
2009  .      11.344    11.594         3         10.124    11.616         28
2010  .      11.594    12.562        12         11.616    12.623        100
2011  .      12.562    11.948        17         12.623    12.042        142
2012  .      11.948    12.969        19         12.042    13.111        134
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Diversified Income(1)
2004  .      10.083    10.895         3         10.074    10.914         36
2005  .      10.895    10.690        12         10.914    10.742        115
2006  .      10.690    11.351        25         10.742    11.440        202
2007  .      11.351    12.035        45         11.440    12.166        546
2008  .      12.035    11.298        63         12.166    11.455        746
2009  .      11.298    14.125        70         11.455    14.364        971
2010  .      14.125    15.039       127         14.364    15.340      1,070
2011  .      15.039    15.758        98         15.340    16.122      1,018
2012  .      15.758    16.624       117         16.122    17.059        933
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Limited-Term Diversified Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          9.986    10.286          6
2007  .      10.366    10.534         1*        10.286    10.615          8
2008  .      10.534    10.329         2         10.615    10.440         19
2009  .      10.329    11.479         8         10.440    11.638        113
2010  .      11.479    11.817        46         11.638    12.017        132
2011  .      11.817    11.963        25         12.017    12.202        154
2012  .      11.963    12.107        25         12.202    12.385        128
---------    ------    ------       ---         ------    ------      -----

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP REIT
2003  .       N/A        N/A        N/A         10.604    13.966        18
2004  .      13.923    17.915         1*        13.966    18.030        40
2005  .      17.915    18.829         2         18.030    18.988        41
2006  .      18.829    24.491         1*        18.988    24.747        45
2007  .      24.491    20.670         1*        24.747    20.928        31
2008  .      20.670    13.162         1*        20.928    13.354        26
2009  .      13.162    15.917         1*        13.354    16.181        18
2010  .      15.917    19.823         1*        16.181    20.192        18
2011  .      19.823    21.571         1*        20.192    22.016        17
2012  .      21.571    24.738         1*        22.016    25.299        15
---------    ------    ------       ---         ------    ------        --
Delaware VIP Small Cap Value
2003  .       9.769    13.572         1*         9.792    13.631        22
2004  .      13.572    16.126         1*        13.631    16.229        34
2005  .      16.126    17.262         1*        16.229    17.407        34
2006  .      17.262    19.617         1*        17.407    19.822        35
2007  .      19.617    17.923         1*        19.822    18.146        29
2008  .      17.923    12.291         1*        18.146    12.469        25
2009  .      12.291    15.858         1*        12.469    16.121        19
2010  .      15.858    20.516         1*        16.121    20.897        13
2011  .      20.516    19.800         1*        20.897    20.208        13
2012  .      19.800    22.065         1*        20.208    22.565        11
---------    ------    ------       ---         ------    ------        --
Delaware VIP Smid Cap Growth(8)
2003  .       8.268    10.955         3          8.289    11.004        26
2004  .      10.955    12.097         3         11.004    12.176        36
2005  .      12.097    12.559         2         12.176    12.666        35
2006  .      12.559    13.251         1*        12.666    13.391        35
2007  .      13.251    14.392         1*        13.391    14.573        25
2008  .      14.392     7.517         1*        14.573     7.627        16
2009  .       7.517    11.407         1*         7.627    11.596        16
2010  .       N/A        N/A        N/A         13.786    15.622        12
2011  .       N/A        N/A        N/A         15.622    16.598        11
2012  .       N/A        N/A        N/A         16.598    18.108         9
---------    ------    ------       ---         ------    ------        --
Delaware VIP U.S. Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         10.817    11.568         1*
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          7.426     9.124         1*
2010  .       N/A        N/A        N/A          9.124    10.179         1*
2011  .       N/A        N/A        N/A         10.179    10.753         1*
2012  .       N/A        N/A        N/A         10.753    12.253         3
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Value
2003  .       9.375    10.080         2          8.029    10.122         6
2004  .      10.080    11.361         2         10.122    11.432        14
2005  .      11.361    11.814         2         11.432    11.911        16
2006  .      11.814    14.378         2         11.911    14.525        23
2007  .      14.378    13.716         4         14.525    13.884        19
2008  .      13.716     8.955         4         13.884     9.083        17
2009  .       8.955    10.360         2          9.083    10.529        23
2010  .      10.360    11.747         2         10.529    11.963        21
2011  .      11.747    12.619         2         11.963    12.876        18
2012  .      12.619    14.199         2         12.876    14.517        16
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Emerging Markets
2004  .       N/A        N/A        N/A         10.442    13.555         1*
2005  .       N/A        N/A        N/A         13.555    16.931         7
2006  .       N/A        N/A        N/A         16.931    21.098         7
2007  .       N/A        N/A        N/A         21.098    28.715        11
2008  .      26.622    13.509         1*        28.715    13.633        10
2009  .      13.509    23.539         1*        13.633    23.802         8
2010  .      23.539    27.288         1*        23.802    27.649         8
2011  .      27.288    21.408         1*        27.649    21.735         6
2012  .      21.408    23.973         1*        21.735    24.388         7
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP REIT
2003  .      10.655    14.096        23         10.693    14.188        69
2004  .      14.096    18.280        33         14.188    18.455       132
2005  .      18.280    19.337        28         18.455    19.581       133
2006  .      19.337    25.316        23         19.581    25.712       167
2007  .      25.316    21.505        18         25.712    21.908       117
2008  .      21.505    13.785        18         21.908    14.085       101
2009  .      13.785    16.778        13         14.085    17.195        86
2010  .      16.778    21.032        14         17.195    21.619        77
2011  .      21.032    23.035        13         21.619    23.749        73
2012  .      23.035    26.590        13         23.749    27.496        63
---------    ------    ------        --         ------    ------       ---
Delaware VIP Small Cap Value
2003  .       9.840    13.760        34          9.874    13.849        74
2004  .      13.760    16.457        39         13.849    16.612       135
2005  .      16.457    17.730        41         16.612    17.952       180
2006  .      17.730    20.281        32         17.952    20.596       225
2007  .      20.281    18.650        29         20.596    18.997       239
2008  .      18.650    12.874        29         18.997    13.153       252
2009  .      12.874    16.719        19         13.153    17.132       222
2010  .      16.719    21.770        22         17.132    22.375       205
2011  .      21.770    21.147        16         22.375    21.800       191
2012  .      21.147    23.720        12         21.800    24.526       168
---------    ------    ------        --         ------    ------       ---
Delaware VIP Smid Cap Growth(8)
2003  .       8.328    11.106        40          8.356    11.177        84
2004  .      11.106    12.345        43         11.177    12.460       122
2005  .      12.345    12.899        42         12.460    13.059       133
2006  .      12.899    13.699        31         13.059    13.911       140
2007  .      13.699    14.976        28         13.911    15.253       178
2008  .      14.976     7.873        27         15.253     8.043       215
2009  .       7.873    12.025        16          8.043    12.321       187
2010  .      14.345    16.272        15         14.732    16.723       168
2011  .      16.272    17.367        12         16.723    17.902       162
2012  .      17.367    19.033         8         17.902    19.678       130
---------    ------    ------        --         ------    ------       ---
Delaware VIP U.S. Growth
2006  .      10.075    10.504         1*         N/A        N/A        N/A
2007  .      10.504    11.652         1*        10.783    11.708         1*
2008  .      11.652     6.572         1*        11.708     6.624         6
2009  .       6.572     9.273         2          6.624     9.374         5
2010  .       9.273    10.393         2          9.374    10.537         4
2011  .      10.393    11.028         2         10.537    11.215         7
2012  .      11.028    12.622         2         11.215    12.875         5
---------    ------    ------        --         ------    ------       ---
Delaware VIP Value
2003  .       8.069    10.218        11          8.096    10.283        29
2004  .      10.218    11.592        16         10.283    11.701        79
2005  .      11.592    12.132        26         11.701    12.283       121
2006  .      12.132    14.862        26         12.283    15.092       208
2007  .      14.862    14.270        31         15.092    14.535       284
2008  .      14.270     9.378        29         14.535     9.580       258
2009  .       9.378    10.919        32          9.580    11.189       289
2010  .      10.919    12.463        41         11.189    12.808       265
2011  .      12.463    13.475        29         12.808    13.890       259
2012  .      13.475    15.260        32         13.890    15.778       226
---------    ------    ------        --         ------    ------       ---
Delaware VIP (Reg. TM) Emerging Markets
2004  .      10.216    13.592         1*        10.740    13.619         1*
2005  .      13.592    17.054         1*        13.619    17.139        26
2006  .      17.054    21.347         9         17.139    21.518        43
2007  .      21.347    29.186         9         21.518    29.507        82
2008  .      29.186    13.919        15         29.507    14.115       111
2009  .      13.919    24.411         9         14.115    24.829       100
2010  .      24.411    28.484         8         24.829    29.058        89
2011  .      28.484    22.493         5         29.058    23.015        91
2012  .      22.493    25.352         5         23.015    26.019        82
---------    ------    ------        --         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---
DWS VIT Equity 500 Index
2003  .       8.977     9.541         2          7.607     9.579        23
2004  .       9.541    10.348         5          9.579    10.410        26
2005  .      10.348    10.623         5         10.410    10.708        18
2006  .      10.623    12.035         5         10.708    12.155        13
2007  .      12.035    12.427         5         12.155    12.577         8
2008  .      12.427     7.659         2         12.577     7.767        21
2009  .       N/A        N/A        N/A          7.767     9.642         8
2010  .       N/A        N/A        N/A          9.642    10.868        10
2011  .       N/A        N/A        N/A         10.868    10.875         6
2012  .       N/A        N/A        N/A         10.875    12.364         4
---------    ------    ------       ---         ------    ------       ---
DWS VIT Small Cap Index
2003  .       N/A        N/A        N/A          8.333    11.990        10
2004  .       N/A        N/A        N/A         11.990    13.874        14
2005  .       N/A        N/A        N/A         13.874    14.214        12
2006  .       N/A        N/A        N/A         14.214    16.411        13
2007  .       N/A        N/A        N/A         16.411    15.820        10
2008  .       N/A        N/A        N/A         15.820    10.240         9
2009  .       N/A        N/A        N/A         10.240    12.737         8
2010  .       N/A        N/A        N/A         12.737    15.819         7
2011  .       N/A        N/A        N/A         15.819    14.859         6
2012  .       N/A        N/A        N/A         14.859    16.974         4
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Contrafund
2003  .       N/A        N/A        N/A          9.118    11.501        22
2004  .       N/A        N/A        N/A         11.501    13.035        26
2005  .       N/A        N/A        N/A         13.035    14.967        51
2006  .      15.457    16.240         2         14.967    16.412        53
2007  .      16.240    18.715         1*        16.412    18.950        51
2008  .      18.715    10.532         2         18.950    10.686        54
2009  .      10.532    14.013         1*        10.686    14.246        62
2010  .      14.013    16.093         2         14.246    16.394        60
2011  .      16.093    15.366         1*        16.394    15.684        60
2012  .      15.366    17.527         1*        15.684    17.926        54
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Growth
2003  .       8.561     8.881         2          6.833     8.916         3
2004  .       8.881     8.994         2          8.916     9.048         6
2005  .       8.994     9.321         2          9.048     9.395         7
2006  .       9.321     9.756         2          9.395     9.854         5
2007  .       9.756    12.138         2          9.854    12.284        10
2008  .      12.138     6.281         2         12.284     6.369         9
2009  .       N/A        N/A        N/A          6.369     8.021         4
2010  .       N/A        N/A        N/A          8.021     9.778         3
2011  .       N/A        N/A        N/A          9.778     9.621         2
2012  .       N/A        N/A        N/A          9.621    10.830         4
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Mid Cap
2005  .       N/A        N/A        N/A         10.420    11.558         2
2006  .      12.340    12.725         1*        11.558    12.766         5
2007  .      12.725    14.394         1*        12.766    14.469         4
2008  .      14.394     8.525         1*        14.469     8.586         7
2009  .       8.525    11.683         1*         8.586    11.792         7
2010  .      11.683    14.731         1*        11.792    14.898         6
2011  .      14.731    12.879         1*        14.898    13.050         6
2012  .      12.879    14.469         1*        13.050    14.692         4
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A         10.187    11.528         1*
2010  .       N/A        N/A        N/A         11.528    12.799         2
2011  .       N/A        N/A        N/A         12.799    12.276        10
2012  .       N/A        N/A        N/A         12.276    13.292        10
---------     --         ---                    ------    ------        --
DWS VIT Equity 500 Index
2003  .       7.645     9.672        24          7.670     9.732       150
2004  .       9.672    10.558        76          9.732    10.656       149
2005  .      10.558    10.909        67         10.656    11.043       121
2006  .      10.909    12.440        56         11.043    12.630       146
2007  .      12.440    12.929        50         12.630    13.166       150
2008  .      12.929     8.021        39         13.166     8.192       136
2009  .       8.021    10.001         6          8.192    10.246       107
2010  .      10.001    11.324         6         10.246    11.636        91
2011  .      11.324    11.382         5         11.636    11.731        69
2012  .      11.382    12.999         2         11.731    13.438        51
---------    ------    ------       ---         ------    ------       ---
DWS VIT Small Cap Index
2003  .       8.372    12.101         5          8.402    12.180        19
2004  .      12.101    14.066         5         12.180    14.201        47
2005  .      14.066    14.476         7         14.201    14.659        51
2006  .      14.476    16.788         8         14.659    17.051        61
2007  .      16.788    16.257         7         17.051    16.561        66
2008  .      16.257    10.571         5         16.561    10.801        57
2009  .      10.571    13.207         4         10.801    13.535        41
2010  .      13.207    16.477         4         13.535    16.937        33
2011  .      16.477    15.546         3         16.937    16.028        33
2012  .      15.546    17.839         3         16.028    18.448        31
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Contrafund
2003  .       9.162    11.608        18          9.194    11.684        36
2004  .      11.608    13.216        21         11.684    13.342       106
2005  .      13.216    15.243        28         13.342    15.435       220
2006  .      15.243    16.789        30         15.435    17.052       356
2007  .      16.789    19.474        38         17.052    19.838       486
2008  .      19.474    11.031        42         19.838    11.271       579
2009  .      11.031    14.772        45         11.271    15.139       690
2010  .      14.772    17.076        49         15.139    17.552       644
2011  .      17.076    16.411        69         17.552    16.919       604
2012  .      16.411    18.840        44         16.919    19.483       540
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Growth
2003  .       6.869     9.003         6          6.891     9.058        15
2004  .       9.003     9.176        11          9.058     9.261        17
2005  .       9.176     9.572         7          9.261     9.689        22
2006  .       9.572    10.084         6          9.689    10.238        23
2007  .      10.084    12.629         6         10.238    12.860        91
2008  .      12.629     6.577         5         12.860     6.718        89
2009  .       6.577     8.320         7          6.718     8.524        71
2010  .       8.320    10.188         3          8.524    10.469        66
2011  .      10.188    10.071         3         10.469    10.379        78
2012  .      10.071    11.387         3         10.379    11.771        75
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Mid Cap
2005  .      11.109    11.587         4         10.642    11.607        24
2006  .      11.587    12.856        11         11.607    12.917        56
2007  .      12.856    14.637        11         12.917    14.750        91
2008  .      14.637     8.725        45         14.750     8.819       130
2009  .       8.725    12.036        31          8.819    12.203       140
2010  .      12.036    15.276        36         12.203    15.533       143
2011  .      15.276    13.442        46         15.533    13.709       131
2012  .      13.442    15.200        27         13.709    15.550       118
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Franklin Income Securities
2006  .      10.174    11.201         2         11.174    11.215         2
2007  .      11.201    11.398         2         11.215    11.435        19
2008  .       N/A        N/A        N/A         11.435     7.904        20
2009  .       N/A        N/A        N/A          7.904    10.531        11
2010  .       N/A        N/A        N/A         10.531    11.660        10
2011  .       N/A        N/A        N/A         11.660    11.731        10
2012  .       N/A        N/A        N/A         11.731    12.986         9
---------    ------    ------       ---         ------    ------        --
FTVIPT Mutual Shares Securities
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         11.912    11.449         4
2008  .      10.423     7.039         1*        11.449     7.076         8
2009  .       7.039     8.701         1*         7.076     8.764         7
2010  .       8.701     9.488         1*         8.764     9.576         6
2011  .       9.488     9.208         1*         9.576     9.312         6
2012  .       N/A        N/A        N/A          9.312    10.454         5
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       N/A        N/A        N/A         10.001     9.867         1*
2006  .       N/A        N/A        N/A          9.867    10.935         3
2007  .       N/A        N/A        N/A         10.935    11.927         7
2008  .      12.017    12.359         2         11.927    12.448        16
2009  .      12.359    14.385         2         12.448    14.517        18
2010  .      14.385    16.146         2         14.517    16.326        17
2011  .      16.146    15.696         2         16.326    15.903        16
2012  .      15.696    17.712         1*        15.903    17.982        16
---------    ------    ------       ---         ------    ------       ---
Invesco V.I. Core Equity
2006  .       N/A        N/A        N/A          9.525    10.276         3
2007  .       N/A        N/A        N/A         10.276    10.917         1*
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Invesco V.I. International Growth
2003  .       8.393    10.623         1*         8.413    10.649         1*
2004  .      10.623    12.919         1*        10.649    12.977         2
2005  .      12.919    14.941         1*        12.977    15.038         2
2006  .      14.941    18.790         1*        15.038    18.949         5
2007  .      18.790    21.139         1*        18.949    21.361         2
2008  .      21.139    12.359         1*        21.361    12.514         2
2009  .      12.359    16.393         1*        12.514    16.631         2
2010  .       N/A        N/A        N/A         16.631    18.445         1*
2011  .       N/A        N/A        N/A         18.445    16.903         1*
2012  .       N/A        N/A        N/A         16.903    19.190         1*
---------    ------    ------       ---         ------    ------       ---
Janus Aspen Series Worldwide
2003  .       N/A        N/A        N/A          7.390     9.004         3
2004  .       N/A        N/A        N/A          9.004     9.270         4
2005  .       N/A        N/A        N/A          9.270     9.644         3
2006  .       N/A        N/A        N/A          9.644    11.201         3
2007  .       N/A        N/A        N/A         11.201    12.066         2
2008  .       N/A        N/A        N/A         12.066     6.561         1*
2009  .       N/A        N/A        N/A          6.561     8.878         1*
2010  .       N/A        N/A        N/A          8.878    10.105         1*
2011  .       N/A        N/A        N/A         10.105     8.566         1*
2012  .       N/A        N/A        N/A          8.566    10.107         1*
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Franklin Income Securities
2006  .      10.686    11.246         4         10.102    11.267        22
2007  .      11.246    11.518        26         11.267    11.574        84
2008  .      11.518     7.997        21         11.574     8.060       107
2009  .       7.997    10.704        15          8.060    10.821       101
2010  .      10.704    11.905        22         10.821    12.071       101
2011  .      11.905    12.031        12         12.071    12.236        96
2012  .      12.031    13.379        15         12.236    13.647       108
---------    ------    ------        --         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .      10.444    11.291         3         10.030    11.311        11
2007  .      11.291    11.533        19         11.311    11.589        71
2008  .      11.533     7.159        22         11.589     7.216       107
2009  .       7.159     8.908        12          7.216     9.005       107
2010  .       8.908     9.777        14          9.005     9.913       114
2011  .       9.777     9.550        16          9.913     9.712       145
2012  .       9.550    10.770        13          9.712    10.985       128
---------    ------    ------        --         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       N/A        N/A        N/A         10.013     9.909         7
2006  .      10.507    11.012         3          9.909    11.064        16
2007  .      11.012    12.066        15         11.064    12.159        80
2008  .      12.066    12.649        51         12.159    12.785       208
2009  .      12.649    14.818        47         12.785    15.023       223
2010  .      14.818    16.740        39         15.023    17.022       209
2011  .      16.740    16.380        36         17.022    16.706       207
2012  .      16.380    18.605        34         16.706    19.032       185
---------    ------    ------       ---         ------    ------       ---
Invesco V.I. Core Equity
2006  .       9.719    10.517        11          9.846    10.676         2
2007  .      10.517    11.224         9         10.676    11.428         2
2008  .      11.224     7.740         8         11.428     7.904         1*
2009  .       7.740     9.801         5          7.904    10.040         1*
2010  .       9.801    10.599         3         10.040    10.890         1*
2011  .      10.599    10.456         3         10.890    10.775         2
2012  .      10.456    11.754         1*        10.775    12.148         2
---------    ------    ------       ---         ------    ------       ---
Invesco V.I. International Growth
2003  .       8.464    10.784         1*         8.491    10.850        17
2004  .      10.784    13.200         1*        10.850    13.320        20
2005  .      13.200    15.365         1*        13.320    15.552        20
2006  .      15.365    19.449         1*        15.552    19.745        31
2007  .      19.449    22.024         1*        19.745    22.426        30
2008  .      22.024    12.961         1*        22.426    13.237         6
2009  .      12.961    17.302         1*        13.237    17.724         4
2010  .      17.302    19.276         1*        17.724    19.805         1*
2011  .      19.276    17.744         1*        19.805    18.286         1*
2012  .      17.744    20.235         1*        18.286    20.916         1*
---------    ------    ------       ---         ------    ------       ---
Janus Aspen Series Worldwide
2003  .       7.427     9.090         3          7.451     9.147         8
2004  .       9.090     9.401         3          9.147     9.488         7
2005  .       9.401     9.824         3          9.488     9.945         5
2006  .       9.824    11.462         3          9.945    11.638        21
2007  .      11.462    12.403         2         11.638    12.631        22
2008  .      12.403     6.775         1*        12.631     6.920         3
2009  .       6.775     9.208         1*         6.920     9.434         2
2010  .       9.208    10.529         1*         9.434    10.820         2
2011  .      10.529     8.965         1*        10.820     9.240         2
2012  .       8.965    10.626         1*         9.240    10.985         2
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Baron Growth Opportunities(5)
2006  .   N/A           N/A         N/A          9.846    10.610        30
2007  .   N/A           N/A         N/A         10.610    10.782        26
2008  .   N/A           N/A         N/A         10.782     6.448        19
2009  .   N/A           N/A         N/A          6.448     8.765        25
2010  .   N/A           N/A         N/A          8.765    10.886        18
2011  .   N/A           N/A         N/A         10.886    11.127        10
2012  .   N/A           N/A         N/A         11.127    12.929         1*
--------- ------      ------        --------    ------    ------        --
LVIP BlackRock Equity Dividend RPM
2003  .   N/A           N/A         N/A          8.374    10.891        21
2004  .   N/A           N/A         N/A         10.891    11.747        35
2005  .   N/A           N/A         N/A         11.747    12.062        45
2006  .   N/A           N/A         N/A         12.062    13.188        39
2007  .   N/A           N/A         N/A         13.188    13.524        39
2008  .   N/A           N/A         N/A         13.524     8.196        32
2009  .   N/A           N/A         N/A          8.196     9.931        20
2010  .   N/A           N/A         N/A          9.931    11.508        19
2011  .   N/A           N/A         N/A         11.508    11.017        15
2012  .   N/A           N/A         N/A         11.017    12.665        13
--------- ------      ------        --------    ------    ------        --
LVIP Capital Growth
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
LVIP Clarion Global Real Estate
2007  .   N/A           N/A         N/A          9.447     8.213         1*
2008  .   N/A           N/A         N/A          8.213     4.667         8
2009  .   N/A           N/A         N/A          4.667     6.305        13
2010  .   N/A           N/A         N/A          6.305     7.290        15
2011  .   N/A           N/A         N/A          7.290     6.525        15
2012  .   N/A           N/A         N/A          6.525     7.976        15
--------- ------      ------        --------    ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
LVIP Delaware Bond
2003  .   N/A           N/A         N/A         10.805    11.391        49
2004  .   N/A           N/A         N/A         11.391    11.787        76
2005  .   N/A           N/A         N/A         11.787    11.888        78
2006  .   11.749      12.105          1*        11.888    12.233        72
2007  .   12.105      12.517          1*        12.233    12.675        69
2008  .   12.517      11.916          1*        12.675    12.091        70
2009  .   11.916      13.895          1*        12.091    14.127        69
2010  .   13.895      14.784          3         14.127    15.060        64
2011  .   14.784      15.606          1*        15.060    15.930        52
2012  .   15.606      16.316          3         15.930    16.688        35
--------- ------      ------        ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Baron Growth Opportunities(5)
2006  .       N/A        N/A        N/A          9.613    10.658        13
2007  .      11.582    10.861         2         10.658    10.913        46
2008  .      10.861     6.525        23         10.913     6.576        71
2009  .       6.525     8.909        16          6.576     9.006       107
2010  .       8.909    11.114        19          9.006    11.269       131
2011  .      11.114    11.412        19         11.269    11.606       156
2012  .      11.412    13.319         9         11.606    13.586       139
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2003  .       8.416    10.994        35          8.443    11.063        63
2004  .      10.994    11.912        41         11.063    12.023       121
2005  .      11.912    12.286        32         12.023    12.438       134
2006  .      12.286    13.494        29         12.438    13.702       175
2007  .      13.494    13.900        29         13.702    14.156       188
2008  .      13.900     8.462        21         14.156     8.644       185
2009  .       8.462    10.299        16          8.644    10.552       172
2010  .      10.299    11.989        24         10.552    12.320       146
2011  .      11.989    11.529        19         12.320    11.884       128
2012  .      11.529    13.313        16         11.884    13.764       109
---------    ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .       N/A        N/A        N/A         10.069    10.744         2
2008  .       N/A        N/A        N/A         10.744     6.198         5
2009  .       N/A        N/A        N/A          6.198     8.255         1*
2010  .       N/A        N/A        N/A          8.255     9.698         1*
2011  .       N/A        N/A        N/A          9.698     8.714         1*
2012  .       N/A        N/A        N/A          8.714    10.247         4
---------    ------    ------       ---         ------    ------       ---
LVIP Clarion Global Real Estate
2007  .       8.723     8.236        11         10.089     8.251        43
2008  .       8.236     4.701        24          8.251     4.724        89
2009  .       4.701     6.380        23          4.724     6.430        97
2010  .       6.380     7.409        25          6.430     7.490       109
2011  .       7.409     6.662        25          7.490     6.755       111
2012  .       6.662     8.180        22          6.755     8.319       101
---------    ------    ------       ---         ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .      10.612    10.969        15         10.289    10.989        21
2008  .      10.969     5.475         4         10.989     5.502        22
2009  .       5.475     8.001         3          5.502     8.064        20
2010  .       8.001    10.025         4          8.064    10.134        25
2011  .      10.025     9.121         4         10.134     9.248        27
2012  .       9.121     9.562         4          9.248     9.725        24
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Bond
2003  .      10.858    11.499        67         10.895    11.572       226
2004  .      11.499    11.952        76         11.572    12.065       376
2005  .      11.952    12.109       106         12.065    12.260       387
2006  .      12.109    12.516        90         12.260    12.710       452
2007  .      12.516    13.027        88         12.710    13.269       543
2008  .      13.027    12.483        99         13.269    12.753       626
2009  .      12.483    14.650       100         12.753    15.012       769
2010  .      14.650    15.689        81         15.012    16.125       752
2011  .      15.689    16.669        66         16.125    17.184       702
2012  .      16.669    17.541        60         17.184    18.137       680
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2011  .       9.992     9.746         2          9.993     9.764         4
2012  .       9.746    10.001         2          9.764    10.050         3
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Delaware Foundation Aggressive Allocation(6)
2003  .       N/A        N/A        N/A          8.710    10.305         2
2004  .       N/A        N/A        N/A         10.305    11.497         3
2005  .       N/A        N/A        N/A         11.497    12.067         4
2006  .       N/A        N/A        N/A         12.067    13.578         8
2007  .       N/A        N/A        N/A         13.578    14.193        22
2008  .       N/A        N/A        N/A         14.193     9.313        20
2009  .       N/A        N/A        N/A          9.313    12.079        10
2010  .       N/A        N/A        N/A         12.079    13.351         8
2011  .       N/A        N/A        N/A         13.351    12.853         8
2012  .       N/A        N/A        N/A         12.853    14.309         8
---------     --         ---        --------    ------    ------        --
LVIP Delaware Foundation Conservative Allocation(7)
2003  .       N/A        N/A        N/A          8.482    10.614        22
2004  .       N/A        N/A        N/A         10.614    11.473        30
2005  .       N/A        N/A        N/A         11.473    11.784        32
2006  .       N/A        N/A        N/A         11.784    12.804        33
2007  .      13.197    13.001         1*        12.804    13.158        34
2008  .      13.001     9.312         1*        13.158     9.444        34
2009  .       9.312    11.219         1*         9.444    11.400        33
2010  .      11.219    12.150         1*        11.400    12.371        31
2011  .       N/A        N/A        N/A         12.371    12.428        30
2012  .       N/A        N/A        N/A         12.428    13.511        24
---------    ------    ------       ---         ------    ------        --
LVIP Delaware Foundation Moderate Allocation
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2003  .       7.337     9.824         1*         7.739     9.864        17
2004  .       9.824    10.789         1*         9.864    10.855        26
2005  .      10.789    11.167         1*        10.855    11.258        33
2006  .       N/A        N/A        N/A         11.258    12.431        26
2007  .       N/A        N/A        N/A         12.431    12.962        18
2008  .       N/A        N/A        N/A         12.962     8.181        13
2009  .       N/A        N/A        N/A          8.181    10.023        14
2010  .       N/A        N/A        N/A         10.023    11.124        14
2011  .       N/A        N/A        N/A         11.124    11.062        14
2012  .       N/A        N/A        N/A         11.062    12.535        13
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Social Awareness
2003  .       7.663    10.007         1*         7.753    10.046        10
2004  .      10.007    11.060         2         10.046    11.126        15
2005  .      11.060    12.151         2         11.126    12.248        20
2006  .      12.151    13.383         2         12.248    13.517        16
2007  .      13.383    13.514         2         13.517    13.676        16
2008  .      13.514     8.692         2         13.676     8.814         6
2009  .       8.692    11.082         2          8.814    11.260         6
2010  .      11.082    12.125         2         11.260    12.345         5
2011  .      12.125    11.967         2         12.345    12.208         5
2012  .      11.967    13.529         2         12.208    13.830         5
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Special Opportunities
2003  .       8.509    11.924         1*         9.094    11.975        12
2004  .      11.924    14.356         1*        11.975    14.446        20
2005  .      14.356    16.281         1*        14.446    16.416        26
2006  .      16.281    18.530         1*        16.416    18.721        21
2007  .      18.530    18.864         1*        18.721    19.096        19
2008  .      18.864    11.722         1*        19.096    11.890        20
2009  .      11.722    14.995         1*        11.890    15.241        19
2010  .      14.995    19.211         1*        15.241    19.566        16
2011  .      19.211    17.860         1*        19.566    18.226        15
2012  .      17.860    20.133         1*        18.226    20.585        15
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Delaware Foundation Aggressive Allocation(6)
2003  .       8.753    10.403         1*         8.783    10.470        16
2004  .       N/A        N/A        N/A         10.470    11.769        19
2005  .      11.659    12.291        12         11.769    12.445        23
2006  .      12.291    13.893         4         12.445    14.109        61
2007  .      13.893    14.587         1*        14.109    14.858        95
2008  .      14.587     9.615         2         14.858     9.823        82
2009  .       N/A        N/A        N/A          9.823    12.837        50
2010  .       N/A        N/A        N/A         12.837    14.296        61
2011  .       N/A        N/A        N/A         14.296    13.866        30
2012  .       N/A        N/A        N/A         13.866    15.553        27
---------    ------    ------       ---         ------    ------        --
LVIP Delaware Foundation Conservative Allocation(7)
2003  .       8.832    10.714         6          8.864    10.785        58
2004  .      10.714    11.634        15         10.785    11.745        82
2005  .      11.634    12.003        28         11.745    12.155       128
2006  .      12.003    13.100        42         12.155    13.306       175
2007  .      13.100    13.524        41         13.306    13.777       180
2008  .      13.524     9.750        26         13.777     9.963       180
2009  .       9.750    11.823        41          9.963    12.117       178
2010  .      11.823    12.888        31         12.117    13.248       150
2011  .      12.888    13.005        29         13.248    13.409       131
2012  .      13.005    14.202        16         13.409    14.687       120
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Moderate Allocation
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A         11.800    12.968         2
2011  .       N/A        N/A        N/A         12.968    12.874        13
2012  .       N/A        N/A        N/A         12.874    14.187        12
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2003  .       7.777     9.958        18          7.802    10.020        54
2004  .       9.958    11.008        21         10.020    11.110        85
2005  .      11.008    11.468        27         11.110    11.609       112
2006  .      11.468    12.719        13         11.609    12.914       127
2007  .      12.719    13.323        17         12.914    13.568       147
2008  .      13.323     8.447        17         13.568     8.628       182
2009  .       8.447    10.396        17          8.628    10.651       176
2010  .      10.396    11.589        11         10.651    11.909       148
2011  .      11.589    11.576         9         11.909    11.931       137
2012  .      11.576    13.177         7         11.931    13.622       129
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Social Awareness
2003  .       7.792    10.142        17          7.818    10.206        44
2004  .      10.142    11.283        22         10.206    11.388        57
2005  .      11.283    12.477        62         11.388    12.631        93
2006  .      12.477    13.832        57         12.631    14.044       118
2007  .      13.832    14.058        58         14.044    14.317       127
2008  .      14.058     9.101        40         14.317     9.297       115
2009  .       9.101    11.679        45          9.297    11.966       114
2010  .      11.679    12.862        47         11.966    13.217       113
2011  .      12.862    12.777        22         13.217    13.169       102
2012  .      12.777    14.539        18         13.169    15.031        82
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Special Opportunities
2003  .       9.139    12.089         5          9.171    12.167        64
2004  .      12.089    14.649        11         12.167    14.788       111
2005  .      14.649    16.722        20         14.788    16.932       174
2006  .      16.722    19.156        17         16.932    19.454       210
2007  .      19.156    19.628        25         19.454    19.994       234
2008  .      19.628    12.277        21         19.994    12.543       232
2009  .      12.277    15.807        19         12.543    16.199       221
2010  .      15.807    20.384        15         16.199    20.951       220
2011  .      20.384    19.074        12         20.951    19.664       224
2012  .      19.074    21.640         9         19.664    22.376       196
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Global Income
2009  .   N/A           N/A         N/A         10.421    10.665         1*
2010  .   10.652      11.430          1*        10.665    11.467         2
2011  .   11.430      11.302          1*        11.467    11.362         2
2012  .   11.302      11.906          1*        11.362    11.994         2
--------- ------      ------        ---         ------    ------         -
LVIP Growth Fund(3)
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP Growth Opportunities(4)
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP MFS International Growth
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP MFS Value
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          7.141     7.634         6
2010  .   N/A           N/A         N/A          7.634     8.350         4
2011  .   N/A           N/A         N/A          8.350     8.176         6
2012  .   N/A           N/A         N/A          8.176     9.323         4
--------- ------      ------        ---         ------    ------       ---
LVIP Mid-Cap Value
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP Mondrian International Value
2003  .   N/A           N/A         N/A          8.759    12.189         7
2004  .   N/A           N/A         N/A         12.189    14.485        16
2005  .   N/A           N/A         N/A         14.485    16.020        27
2006  .   N/A           N/A         N/A         16.020    20.465        37
2007  .   21.302      22.148          1*        20.465    22.420        28
2008  .   22.148      13.758          1*        22.420    13.956        23
2009  .   13.758      16.358          1*        13.956    16.625        21
2010  .   16.358      16.437          2         16.625    16.739        18
2011  .   16.437      15.440          2         16.739    15.755        15
2012  .   15.440      16.598          1*        15.755    16.971        14
--------- ------      ------        ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Global Income
2009  .      10.384    10.695         2         10.262    10.715        24
2010  .      10.695    11.551        33         10.715    11.607        78
2011  .      11.551    11.496        23         11.607    11.587       102
2012  .      11.496    12.190        23         11.587    12.324       112
---------    ------    ------        --         ------    ------       ---
LVIP Growth Fund(3)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         11.294    11.430         3
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Opportunities(4)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      13.272    12.434         1*        12.465    12.492         1*
---------    ------    ------       ---         ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2007  .       9.563     9.375         3         10.094     9.392         9
2008  .       9.375     6.096         5          9.392     6.125        14
2009  .       6.096     7.482         6          6.125     7.541        18
2010  .       7.482     9.192         4          7.541     9.291        13
2011  .       9.192     8.891         4          9.291     9.014        16
2012  .       8.891     9.958         4          9.014    10.126        15
---------    ------    ------       ---         ------    ------       ---
LVIP MFS International Growth
2007  .      11.713    11.170         1*        10.514    11.190        16
2008  .      11.170     5.615         1*        11.190     5.643        21
2009  .       5.615     7.511         1*         5.643     7.570        45
2010  .       7.511     8.365         3          7.570     8.456        46
2011  .       8.365     7.423         3          8.456     7.526        55
2012  .       7.423     8.728         2          7.526     8.875        45
---------    ------    ------       ---         ------    ------       ---
LVIP MFS Value
2007  .      10.101     9.728         4          9.941     9.746         5
2008  .       9.728     6.485         5          9.746     6.517        28
2009  .       6.485     7.724         8          6.517     7.785       140
2010  .       7.724     8.487         9          7.785     8.580       190
2011  .       8.487     8.348         9          8.580     8.465       204
2012  .       8.348     9.562         3          8.465     9.725       182
---------    ------    ------       ---         ------    ------       ---
LVIP Mid-Cap Value
2007  .       N/A        N/A        N/A         10.000     8.670        17
2008  .       N/A        N/A        N/A          8.670     5.077        13
2009  .       N/A        N/A        N/A          5.077     7.142        23
2010  .       7.086     8.644         1*         7.142     8.739        24
2011  .       8.644     7.718         2          8.739     7.826        29
2012  .       7.718     9.432         2          7.826     9.593        27
---------    ------    ------       ---         ------    ------       ---
LVIP Mondrian International Value
2003  .       8.801    12.303         6          8.831    12.382        42
2004  .      12.303    14.687        16         12.382    14.825        76
2005  .      14.687    16.315        22         14.825    16.519       134
2006  .      16.315    20.937        23         16.519    21.262       209
2007  .      20.937    23.041        30         21.262    23.469       320
2008  .      23.041    14.407        25         23.469    14.718       330
2009  .      14.407    17.240        18         14.718    17.666       327
2010  .      17.240    17.437        22         17.666    17.921       290
2011  .      17.437    16.486        23         17.921    16.995       282
2012  .      16.486    17.838        20         16.995    18.444       248
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Money Market
2003  .   N/A           N/A         N/A          9.966     9.859        10
2004  .   N/A           N/A         N/A          9.859     9.774        12
2005  .   N/A           N/A         N/A          9.774     9.872        15
2006  .   N/A           N/A         N/A          9.872    10.155        25
2007  .   N/A           N/A         N/A         10.155    10.474        84
2008  .   N/A           N/A         N/A         10.474    10.534        18
2009  .   N/A           N/A         N/A         10.534    10.382         5
2010  .   N/A           N/A         N/A         10.382    10.207         5
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile 2010
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile 2020
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile 2030
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile 2040
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile Conservative
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A         10.345    10.981        24
2007  .   N/A           N/A         N/A         10.981    11.600        18
2008  .   N/A           N/A         N/A         11.600     9.273        37
2009  .   N/A           N/A         N/A          9.273    11.349        46
2010  .   N/A           N/A         N/A         11.349    12.293        48
2011  .   N/A           N/A         N/A         12.293    12.494        45
2012  .   N/A           N/A         N/A         12.494    13.444        35
--------- ----------- -------- -------------    ------    ------       ---
LVIP Protected Profile Growth
2005  .   N/A           N/A         N/A         10.150    10.640        19
2006  .   N/A           N/A         N/A         10.640    11.904        95
2007  .   N/A           N/A         N/A         11.904    12.814       105
2008  .   N/A           N/A         N/A         12.814     8.363        97
2009  .   N/A           N/A         N/A          8.363    10.577        65
2010  .   N/A           N/A         N/A         10.577    11.685        52
2011  .   N/A           N/A         N/A         11.685    11.454        52
2012  .   N/A           N/A         N/A         11.454    12.255        52
--------- ----------- -------- -------------    ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Money Market
2003  .      10.013     9.950         4         10.050    10.017        57
2004  .       9.950     9.908         3         10.017    10.005        25
2005  .       9.908    10.053         8         10.005    10.181        47
2006  .      10.053    10.387         2         10.181    10.552        35
2007  .      10.387    10.762        16         10.552    10.966       253
2008  .      10.762    10.872        30         10.966    11.111       230
2009  .      10.872    10.764        23         11.111    11.034       239
2010  .      10.764    10.630        19         11.034    10.929       144
2011  .      10.630    10.496        19         10.929    10.824       125
2012  .      10.496    10.363        19         10.824    10.719        89
---------    ------    ------        --         ------    ------       ---
LVIP Protected Profile 2010
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          7.859     9.672        19
2010  .       N/A        N/A        N/A          9.672    10.646         1*
2011  .       N/A        N/A        N/A         10.646    10.645         1*
2012  .       N/A        N/A        N/A         10.645    11.411         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2020
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A         10.051     7.453        56
2009  .       N/A        N/A        N/A          7.453     9.249        53
2010  .       N/A        N/A        N/A          9.249    10.233        60
2011  .       N/A        N/A        N/A         10.233    10.126        51
2012  .       N/A        N/A        N/A         10.126    10.838        63
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2030
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A         10.192     7.129        17
2009  .       N/A        N/A        N/A          7.129     9.009        20
2010  .       N/A        N/A        N/A          9.009    10.013        14
2011  .       N/A        N/A        N/A         10.013     9.833        15
2012  .       N/A        N/A        N/A          9.833    10.478        14
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2040
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          6.336     8.440         1*
2010  .       N/A        N/A        N/A          8.440     9.463         1*
2011  .       N/A        N/A        N/A          9.463     9.210         1*
2012  .       N/A        N/A        N/A          9.210     9.743         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile Conservative
2005  .      10.103    10.272        16          N/A        N/A        N/A
2006  .      10.272    11.059         1*        10.387    11.111         7
2007  .      11.059    11.735        12         11.111    11.826        51
2008  .      11.735     9.423        18         11.826     9.525       174
2009  .       9.423    11.585        20          9.525    11.744       257
2010  .      11.585    12.605        47         11.744    12.817       257
2011  .      12.605    12.869        44         12.817    13.125       209
2012  .      12.869    13.910        39         13.125    14.229       221
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile Growth
2005  .       N/A        N/A        N/A         10.252    10.686         3
2006  .      10.983    11.988        90         10.686    12.045        61
2007  .      11.988    12.963       107         12.045    13.063       219
2008  .      12.963     8.498        92         13.063     8.590       249
2009  .       8.498    10.797        96          8.590    10.946       268
2010  .      10.797    11.982        23         10.946    12.184       264
2011  .      11.982    11.798        23         12.184    12.033       225
2012  .      11.798    12.679        22         12.033    12.971       247
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Protected Profile Moderate
2005  .   N/A           N/A         N/A         10.442    10.463        20
2006  .   N/A           N/A         N/A         10.463    11.492        61
2007  .   N/A           N/A         N/A         11.492    12.308        89
2008  .   N/A           N/A         N/A         12.308     8.852        75
2009  .   N/A           N/A         N/A          8.852    11.111       110
2010  .   N/A           N/A         N/A         11.111    12.193        90
2011  .   N/A           N/A         N/A         12.193    12.091        84
2012  .   N/A           N/A         N/A         12.091    12.989        77
--------- ------      ------        --------    ------    ------       ---
LVIP SSgA Bond Index
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A         10.395    10.707         3
2010  .   N/A           N/A         N/A         10.707    11.122         3
2011  .   N/A           N/A         N/A         11.122    11.708         3
2012  .   N/A           N/A         N/A         11.708    11.919         3
--------- ------      ------        --------    ------    ------       ---
LVIP SSgA Developed International 150
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   10.289      11.224          1*         5.596    11.259         1*
2010  .   11.224      14.029          1*        11.259    14.100         1*
2011  .   N/A           N/A         N/A         14.100    11.755         2
2012  .   N/A           N/A         N/A         11.755    12.982         1*
--------- ------      ------        ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(9)
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         12.703    13.520         8
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP SSgA International Index
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
LVIP SSgA S&P 500 Index(2)
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          8.692     9.799         1*
2011  .   N/A           N/A         N/A          9.799     9.807         1*
2012  .   N/A           N/A         N/A          9.807    11.146         1*
--------- ------      ------        ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Protected Profile Moderate
2005  .      10.268    10.490        13         10.210    10.508        29
2006  .      10.490    11.573         7         10.508    11.627        50
2007  .      11.573    12.452        19         11.627    12.548       166
2008  .      12.452     8.996        30         12.548     9.092       449
2009  .       8.996    11.342        40          9.092    11.498       586
2010  .      11.342    12.503        48         11.498    12.713       544
2011  .      12.503    12.454        47         12.713    12.702       541
2012  .      12.454    13.439        46         12.702    13.747       495
---------    ------    ------        --         ------    ------       ---
LVIP SSgA Bond Index
2008  .      10.041    10.476         1*        10.075    10.492         2
2009  .      10.476    10.781         1*        10.492    10.830        25
2010  .      10.781    11.249         5         10.830    11.334        45
2011  .      11.249    11.896         5         11.334    12.022        45
2012  .      11.896    12.165         5         12.022    12.330        35
---------    ------    ------        --         ------    ------       ---
LVIP SSgA Developed International 150
2008  .       N/A        N/A        N/A          5.742     6.280         1*
2009  .       N/A        N/A        N/A          6.280     8.973         3
2010  .       N/A        N/A        N/A          8.973     9.506         5
2011  .       N/A        N/A        N/A          9.506     8.248         8
2012  .       N/A        N/A        N/A          8.248     9.258         8
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       7.590    11.336         1*         5.876    11.388        22
2010  .      11.336    14.260        17         11.388    14.369        51
2011  .      14.260    11.943         6         14.369    12.070        54
2012  .      11.943    13.248         7         12.070    13.430        43
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(9)
2005  .       N/A        N/A        N/A         10.505    10.922        33
2006  .       N/A        N/A        N/A         10.922    12.571        49
2007  .       N/A        N/A        N/A         12.571    13.783        39
2008  .      12.189     8.017         2         13.783     8.103        51
2009  .       8.017    10.324         2          8.103    10.467        54
2010  .      10.324    11.055         2         10.467    11.241        46
2011  .      11.055    10.908         2         11.241    11.125        54
2012  .       N/A        N/A        N/A         11.125    12.213        59
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          5.304     8.102        20
2010  .       N/A        N/A        N/A          8.102     8.565        25
2011  .       N/A        N/A        N/A          8.565     7.412        25
2012  .       N/A        N/A        N/A          7.412     8.646        19
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          6.933     9.346         5
2010  .       N/A        N/A        N/A          9.346    11.002        14
2011  .      10.918    11.000         2         11.002    11.117        15
2012  .      11.000    12.155         2         11.117    12.321         4
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(2)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         10.658    11.617         1*
2007  .      11.515    11.497         1*        11.639    11.587        33
2008  .      11.497     7.127         1*        11.587     7.204        59
2009  .       7.127     8.872         2          7.204     8.995       116
2010  .       8.872    10.047        10          8.995    10.217       111
2011  .      10.047    10.101        13         10.217    10.303        93
2012  .      10.101    11.531        13         10.303    11.796        82
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Small-Cap Index
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          5.474     7.306         1*
2010  .       7.268     8.971         2          7.306     9.037         3
2011  .       8.971     8.376         2          9.037     8.454         3
2012  .       8.376     9.496         2          8.454     9.604         4
---------     -----     -----       ---          -----     -----       ---
LVIP SSgA Small-Mid Cap 200
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          6.724    10.731         1*
2010  .       N/A        N/A        N/A         10.731    13.437         1*
2011  .       N/A        N/A        N/A         13.437    12.881         1*
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     -----     -----       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          6.446     7.926         1*
2010  .       N/A        N/A        N/A          7.926     9.069         1*
2011  .       N/A        N/A        N/A          9.069     8.743         1*
2012  .       N/A        N/A        N/A          8.743    10.139         1*
---------     -----     -----       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .       N/A        N/A        N/A          9.166     9.202         3
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          9.927    11.090         3
2006  .       N/A        N/A        N/A         11.090    11.908         3
2007  .       N/A        N/A        N/A         11.908    13.292         3
2008  .       N/A        N/A        N/A         13.292     7.474         3
2009  .       N/A        N/A        N/A          7.474    10.748         2
2010  .      10.576    13.315         1*        10.748    13.558         3
2011  .      13.315    12.553         1*        13.558    12.807         2
2012  .      12.553    14.317         1*        12.807    14.637         2
---------    ------    ------       ---         ------    ------       ---
LVIP Templeton Growth RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          5.914     5.972         4
2009  .       N/A        N/A        N/A          5.972     7.500         4
2010  .       N/A        N/A        N/A          7.500     7.834         4
2011  .       N/A        N/A        N/A          7.834     7.441         4
2012  .       N/A        N/A        N/A          7.441     8.841         3
---------    ------    ------       ---         ------    ------       ---
LVIP UBS Large Cap Growth RPM
2003  .       N/A        N/A        N/A          7.139     9.292         8
2004  .       N/A        N/A        N/A          9.292     9.613         9
2005  .       N/A        N/A        N/A          9.613     9.843         8
2006  .       N/A        N/A        N/A          9.843    10.608         7
2007  .       N/A        N/A        N/A         10.608    12.552         5
2008  .       N/A        N/A        N/A         12.552     7.299         4
2009  .       N/A        N/A        N/A          7.299     9.936         4
2010  .       N/A        N/A        N/A          9.936    10.871         4
2011  .       N/A        N/A        N/A         10.871    10.075         4
2012  .       N/A        N/A        N/A         10.075    11.523         3
---------    ------    ------       ---         ------    ------       ---
MFS VIT Core Equity
2003  .       N/A        N/A        N/A          8.299     8.739         4
2004  .       N/A        N/A        N/A          8.739     9.658         1*
2005  .       N/A        N/A        N/A          9.658     9.650         1*
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Small-Cap Index
2007  .       9.440     9.164         1*         9.871     9.181        15
2008  .       9.164     5.958         3          9.181     5.986        32
2009  .       5.958     7.392        11          5.986     7.450        96
2010  .       7.392     9.185        35          7.450     9.285       123
2011  .       9.185     8.631        39          9.285     8.751       118
2012  .       8.631     9.849        38          8.751    10.016       100
---------     -----     -----        --          -----    ------       ---
LVIP SSgA Small-Mid Cap 200
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       8.159    10.804         1*         6.941    10.854        32
2010  .      10.804    13.590         1*        10.854    13.693        38
2011  .      13.590    13.085         1*        13.693    13.224        39
2012  .      13.085    14.665         1*        13.224    14.866        34
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .      10.308     9.942         1*         9.848     9.960         1*
2008  .       9.942     5.693         1*         9.960     5.721        11
2009  .       5.693     8.020         2          5.721     8.084        39
2010  .       8.020     9.218         2          8.084     9.319        41
2011  .       9.218     8.927         2          9.319     9.051        49
2012  .       8.927    10.398         1*         9.051    10.576        56
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .       N/A        N/A        N/A          7.119     9.347        20
2004  .       9.342    10.424         1*         9.347    10.519        21
2005  .      10.424    11.298         2         10.519    11.436        22
2006  .      11.298    12.187         2         11.436    12.372         7
2007  .      12.187    13.664         2         12.372    13.913        19
2008  .      13.664     7.718         2         13.913     7.882        33
2009  .       7.718    11.148         2          7.882    11.420        49
2010  .      11.148    14.126         2         11.420    14.515        44
2011  .      14.126    13.404         3         14.515    13.814        44
2012  .      13.404    15.388         3         13.814    15.907        42
---------    ------    ------       ---         ------    ------       ---
LVIP Templeton Growth RPM
2007  .       9.642     9.813         2         10.200     9.831        15
2008  .       9.813     6.015         6          9.831     6.044        18
2009  .       6.015     7.589         3          6.044     7.648        26
2010  .       7.589     7.963         5          7.648     8.050        26
2011  .       7.963     7.598         9          8.050     7.703        25
2012  .       7.598     9.068         9          7.703     9.222        23
---------    ------    ------       ---         ------    ------       ---
LVIP UBS Large Cap Growth RPM
2003  .       7.175     9.381         1*         7.198     9.440         6
2004  .       9.381     9.749         2          9.440     9.840         6
2005  .       9.749    10.027         2          9.840    10.151         3
2006  .      10.027    10.855         2         10.151    11.022         4
2007  .      10.855    12.903         2         11.022    13.141         8
2008  .      12.903     7.537         6         13.141     7.699        18
2009  .       7.537    10.306         4          7.699    10.559        30
2010  .      10.306    11.327         3         10.559    11.640        33
2011  .      11.327    10.545         2         11.640    10.869        37
2012  .      10.545    12.115         2         10.869    12.525        36
---------    ------    ------       ---         ------    ------       ---
MFS VIT Core Equity
2003  .       N/A        N/A        N/A          7.033     8.868         8
2004  .       N/A        N/A        N/A          8.868     9.874         6
2005  .       N/A        N/A        N/A          9.874     9.941         5
2006  .       N/A        N/A        N/A          9.941    11.200         5
2007  .       N/A        N/A        N/A         11.200    12.325         3
2008  .       N/A        N/A        N/A         12.325     7.424         2
2009  .       N/A        N/A        N/A          7.424     9.734         1*
2010  .       N/A        N/A        N/A          9.734    11.297         1*
2011  .       N/A        N/A        N/A         11.297    11.070         1*
2012  .       N/A        N/A        N/A         11.070    12.738         1*
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT Total Return
2003  .      10.073    10.716         4          9.417    10.764        10
2004  .      10.716    11.699         8         10.764    11.775        14
2005  .      11.699    11.797         8         11.775    11.897        14
2006  .      11.797    12.945         7         11.897    13.081        16
2007  .      12.945    13.230         8         13.081    13.396        15
2008  .       N/A        N/A        N/A         13.396    10.250        13
2009  .       N/A        N/A        N/A         10.250    11.888        10
2010  .       N/A        N/A        N/A         11.888    12.842        10
2011  .       N/A        N/A        N/A         12.842    12.843         9
2012  .       N/A        N/A        N/A         12.843    14.041         8
---------    ------    ------       ---         ------    ------        --
MFS VIT Utilities
2003  .       7.447     9.924         1*         7.462     9.966         6
2004  .       9.924    12.672         1*         9.966    12.750        15
2005  .      12.672    14.520         1*        12.750    14.639        26
2006  .      14.520    18.691         2         14.639    18.882        33
2007  .      18.691    23.444         5         18.882    23.731        32
2008  .      23.444    14.330         5         23.731    14.535        30
2009  .      14.330    18.722         4         14.535    19.027        22
2010  .      18.722    20.896         4         19.027    21.279        19
2011  .      20.896    21.882         4         21.279    22.328        15
2012  .      21.882    24.353         4         22.328    24.899        15
---------    ------    ------       ---         ------    ------        --
NB AMT Mid Cap Growth
2003  .       7.048     8.852         1*         7.062     8.887         4
2004  .       8.852    10.096         1*         8.887    10.157        12
2005  .      10.096    11.262         1*        10.157    11.353        13
2006  .      11.262    12.668         1*        11.353    12.795        15
2007  .      12.668    15.222         1*        12.795    15.406        25
2008  .      15.222     8.453         1*        15.406     8.573        19
2009  .       8.453    10.910         1*         8.573    11.086        10
2010  .       N/A        N/A        N/A         11.086    14.064         5
2011  .       N/A        N/A        N/A         14.064    13.885         4
2012  .       N/A        N/A        N/A         13.885    15.338         4
---------    ------    ------       ---         ------    ------        --
NB AMT Mid Cap Intrinsic Value
2003  .      11.281    12.274         2          9.237    12.331         3
2004  .      12.274    14.728         2         12.331    14.826         3
2005  .      14.728    16.177         2         14.826    16.317         4
2006  .      16.177    17.636         2         16.317    17.825         4
2007  .      17.636    17.866         2         17.825    18.094         5
2008  .      17.866     9.493         2         18.094     9.633         5
2009  .       N/A        N/A        N/A          9.633    13.873         3
2010  .       N/A        N/A        N/A         13.873    17.202         2
2011  .       N/A        N/A        N/A         17.202    15.805         2
2012  .       N/A        N/A        N/A         15.805    17.943         2
---------    ------    ------       ---         ------    ------        --
PIMCO VIT CommodityRealReturn Strategy
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Putnam VT Global Health Care
2003  .       N/A        N/A        N/A          7.561     9.071         4
2004  .       N/A        N/A        N/A          9.071     9.548         1*
2005  .       N/A        N/A        N/A          9.548    10.621         1*
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT Total Return
2003  .       9.460    10.862        10          9.495    10.935        53
2004  .      10.862    11.936        11         10.935    12.052        65
2005  .      11.936    12.114        15         12.052    12.268        73
2006  .      12.114    13.380         8         12.268    13.591        85
2007  .      13.380    13.764        23         13.591    14.023       100
2008  .      13.764    10.579        21         14.023    10.811        83
2009  .      10.579    12.325        21         10.811    12.633        85
2010  .      12.325    13.374        41         12.633    13.749        72
2011  .      13.374    13.435        17         13.749    13.853        70
2012  .      13.435    14.754        15         13.853    15.259        69
---------    ------    ------        --         ------    ------       ---
MFS VIT Utilities
2003  .       N/A        N/A        N/A          7.525    10.123        13
2004  .      10.551    12.933         1*        10.123    13.049        38
2005  .      12.933    14.916        14         13.049    15.094        97
2006  .      14.916    19.326        18         15.094    19.616       134
2007  .      19.326    24.398        43         19.616    24.839       238
2008  .      24.398    15.011        44         24.839    15.328       256
2009  .      15.011    19.739        37         15.328    20.217       225
2010  .      19.739    22.174        31         20.217    22.779       186
2011  .      22.174    23.373        29         22.779    24.083       181
2012  .      23.373    26.182        25         24.083    27.058       159
---------    ------    ------       ---         ------    ------       ---
NB AMT Mid Cap Growth
2003  .       7.458     8.974         3          7.121     9.029        21
2004  .       8.974    10.303         4          9.029    10.397        48
2005  .      10.303    11.567         6         10.397    11.708        67
2006  .      11.567    13.096         8         11.708    13.295        72
2007  .      13.096    15.839         9         13.295    16.128       134
2008  .      15.839     8.853         8         16.128     9.042       116
2009  .       8.853    11.501         5          9.042    11.781        72
2010  .      11.501    14.655         4         11.781    15.058        60
2011  .      14.655    14.534         3         15.058    14.979        46
2012  .      14.534    16.128         2         14.979    16.671        35
---------    ------    ------       ---         ------    ------       ---
NB AMT Mid Cap Intrinsic Value
2003  .       9.279    12.442         3          9.311    12.523        17
2004  .      12.442    15.028         4         12.523    15.171        34
2005  .      15.028    16.614         4         15.171    16.823        41
2006  .      16.614    18.231         6         16.823    18.515        32
2007  .      18.231    18.589         6         18.515    18.936        27
2008  .      18.589     9.942         4         18.936    10.158        22
2009  .       9.942    14.382         3         10.158    14.739        15
2010  .      14.382    17.914         2         14.739    18.413         8
2011  .      17.914    16.533         2         18.413    17.045         8
2012  .      16.533    18.854         1*        17.045    19.496         5
---------    ------    ------       ---         ------    ------       ---
PIMCO VIT CommodityRealReturn Strategy
2009  .       N/A        N/A        N/A         10.211    12.550         3
2010  .      12.526    15.363         5         12.550    15.437         4
2011  .      15.363    14.020         1*        15.437    14.131         7
2012  .      14.020    14.548         1*        14.131    14.707         7
---------    ------    ------       ---         ------    ------       ---
Putnam VT Global Health Care
2003  .       7.839     9.161         1*         7.862     9.215        12
2004  .       9.161     9.687         2          9.215     9.773        10
2005  .       9.687    10.823         2          9.773    10.953        12
2006  .      10.823    10.982         1*        10.953    11.147        13
2007  .      10.982    10.775         1*        11.147    10.970        12
2008  .      10.775     8.820         1*        10.970     9.006        11
2009  .       8.820    10.970         1*         9.006    11.235         8
2010  .      10.970    11.095         1*        11.235    11.398         7
2011  .      11.095    10.823         1*        11.398    11.152         6
2012  .      10.823    13.062         1*        11.152    13.499         5
---------    ------    ------       ---         ------    ------       ---

                      EEB Rider                          EGMDB with
                  with Bonus Credit                     Bonus Credit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Wells Fargo Advantage VT Intrinsic Value(10)
2003  .   N/A           N/A         N/A          N/A        N/A        N/A
2004  .   N/A           N/A         N/A         10.248    10.716         6
2005  .   N/A           N/A         N/A         10.716    11.096         9
2006  .   N/A           N/A         N/A         11.096    12.927         5
2007  .   N/A           N/A         N/A         12.927    13.058         5
2008  .   N/A           N/A         N/A         13.058     8.151         5
2009  .   N/A           N/A         N/A          8.151     9.360         5
2010  .   N/A           N/A         N/A          9.360    10.470         4
2011  .   N/A           N/A         N/A         10.470    10.067         4
2012  .   N/A           N/A         N/A         10.067    11.818         5
--------- ----------- -------- -------------    ------    ------       ---
Wells Fargo Advantage VT Small Cap Growth
2003  .   N/A           N/A         N/A          7.884     9.749         3
2004  .   N/A           N/A         N/A          9.749    10.899         3
2005  .   N/A           N/A         N/A         10.899    11.379         4
2006  .   N/A           N/A         N/A         11.379    13.726         3
2007  .   N/A           N/A         N/A         13.726    15.350         3
2008  .   N/A           N/A         N/A         15.350     8.836         3
2009  .   N/A           N/A         N/A          8.836    13.253         2
2010  .   N/A           N/A         N/A         13.253    16.510         3
2011  .   N/A           N/A         N/A         16.510    15.478         2
2012  .   N/A           N/A         N/A         15.478    16.406         2
--------- ----------- -------- -------------    ------    ------       ---
Wells Fargo Advantage (Reg. TM) VT Omega Growth(11)
2003  .   N/A           N/A         N/A          7.867     9.699         3
2004  .   N/A           N/A         N/A          9.699     9.841         3
2005  .   N/A           N/A         N/A          9.841    10.221         5
2006  .   N/A           N/A         N/A         10.221    10.280         4
2007  .   N/A           N/A         N/A         10.280    10.870         4
2008  .   N/A           N/A         N/A         10.870     6.517         4
2009  .   N/A           N/A         N/A          6.517     9.181         4
2010  .   N/A           N/A         N/A          8.241    10.374         4
2011  .   N/A           N/A         N/A         10.374     9.629         4
2012  .   N/A           N/A         N/A          9.629    11.391         1*
--------- ----------- -------- -------------    ------    ------       ---



                         with                          Contract Value
                        EGMDB                          Death Benefit
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Wells Fargo Advantage VT Intrinsic Value(10)
2003  .       7.439     9.894         1*         N/A        N/A        N/A
2004  .       9.894    10.848         1*        10.203    10.930         3
2005  .      10.848    11.283         1*        10.930    11.403         5
2006  .      11.283    13.204         1*        11.403    13.384         8
2007  .      13.204    13.398         1*        13.384    13.621         4
2008  .      13.398     8.401         1*        13.621     8.567         5
2009  .       8.401     9.691         1*         8.567     9.912         5
2010  .       9.691    10.889         1*         9.912    11.171         7
2011  .      10.889    10.517         4         11.171    10.821         6
2012  .      10.517    12.402         4         10.821    12.799         6
---------    ------    ------         -         ------    ------       ---
Wells Fargo Advantage VT Small Cap Growth
2003  .       8.088     9.821         1*         7.006     9.868         2
2004  .       9.821    11.028         1*         9.868    11.115         8
2005  .      11.028    11.566         1*        11.115    11.692        11
2006  .      11.566    14.014         3         11.692    14.209        15
2007  .      14.014    15.743         2         14.209    16.011        21
2008  .      15.743     9.103         4         16.011     9.285        22
2009  .       9.103    13.715         3          9.285    14.032        26
2010  .      13.715    17.163         4         14.032    17.612        20
2011  .      17.163    16.162         4         17.612    16.635        14
2012  .      16.162    17.209         4         16.635    17.766        10
---------    ------    ------         -         ------    ------       ---
Wells Fargo Advantage (Reg. TM) VT Omega Growth(11)
2003  .       N/A        N/A        N/A          8.975     9.817         1*
2004  .       N/A        N/A        N/A          9.817    10.036         1*
2005  .       N/A        N/A        N/A         10.036    10.502         1*
2006  .       N/A        N/A        N/A         10.502    10.642         1*
2007  .       N/A        N/A        N/A         10.642    11.338         3
2008  .       N/A        N/A        N/A         11.338     6.848         3
2009  .       N/A        N/A        N/A          6.848     9.721        12
2010  .       N/A        N/A        N/A          8.761    11.066         5
2011  .       N/A        N/A        N/A         11.066    10.349         7
2012  .       N/A        N/A        N/A         10.349    12.335         6
---------    ------    ------       ---         ------    ------       ---

* The numbers of accumulation units less than 500 were rounded up to one.

(1) These subaccounts became available in the product in 2004, therefore experience is for less than one year.

(2) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(3) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(5) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(6) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(7) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.

(8) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(9) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

(10) Effective July, 16, 2010, the Wells Fargo Advantage VT Equity Income Fund merged into the Wells Fargo Advantage VT Intrinsic Value Fund. The values in the table for periods prior to the date of the merger reflect investments in the Wells Fargo Advantage VT Equity Income Fund.

(11) Effective July, 16, 2010, the Wells Fargo Advantage VT Large Company Growth Fund merged into the Wells Fargo Advantage VT Omega Growth Fund. The values in the table for periods prior to the date of the merger reflect investments in the Wells Fargo Advantage Large Company Growth Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Multi-Fund (Reg. TM) 5
Lincoln National
Variable Annuity Account C  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Multi-Fund (Reg. TM) 5 prospectus of Lincoln National Variable Annuity Account C dated May 1, 2013. You may obtain a copy of the Multi-Fund (Reg. TM) 5 prospectus on request and without charge. Please write Multi-Fund (Reg. TM) Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-4LINCOLN (454-6265).



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Examples of Regular Income Payment
Calculations                                    B-3
Determination of Accumulation and Annuity Unit
Value                                           B-4


Item                                             Page
Capital Markets                                 B-4
Advertising & Ratings                           B-4
About the S&P 500 Index                         B-4
Additional Services                             B-5
Other Information                               B-6
Financial Statements                            B-6

This SAI is not a prospectus.
The date of this SAI is May 1, 2013.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln National Variable Annuity Account C as of December 31, 2012 and for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $52,413,537, $51,505,596 and $53,734,805 to LFA and Selling Firms in 2010, 2011 and 2012 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.

Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life appear on the following pages.